Exhibit 99.1

EXECUTION VERSION

J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,

PURCHASER,

and

JPMorgan Chase Bank, National Association,

SELLER

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of October 29, 2015

$498,747,197

Fixed Rate Mortgage Loans

Series 2015-C32

This Mortgage Loan Purchase Agreement (this “Agreement”), dated as of October 29, 2015, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the “Purchaser”), and JPMorgan Chase Bank, National Association, as seller (the “Seller”).

Capitalized terms used in this Agreement but not defined herein shall have the meanings ascribed to them in the pooling and servicing agreement, dated as of October 1, 2015 (the “Pooling and Servicing Agreement”), among the Purchaser, as depositor (the “Depositor”), Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”) and as certificate administrator (in such capacity, the “Certificate Administrator”), LNR Partners, LLC, as special servicer (the “Special Servicer”), Wilmington Trust, National Association, as trustee (the “Trustee”), and Pentalpha Surveillance LLC, as senior trust advisor (the “Senior Trust Advisor”), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term “Mortgage Loans” refers to the mortgage loans listed on Exhibit A and the term “Mortgaged Properties” refers to the properties securing such Mortgage Loans.

The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

SECTION 1.      Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all of its right, title, and interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain agreement to appointment of Master Servicer, dated as of October 1, 2015, among the Master Servicer, the Depositor and the Seller, and provided that the Seller hereby retains all rights, if any, it has under each Mortgage Loan to establish or designate the successor borrower upon a defeasance of such Mortgage Loan and/or to purchase or cause to be purchased the related defeasance collateral) in and to the Mortgage Loans described in Exhibit A, including all interest and principal received on or with respect to such Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(b) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Depositor will sell (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B, Class C, Class EC and Class D Certificates (the “Public Certificates”) to the underwriters specified in the underwriting agreement, dated as of October 19, 2015 (the “Underwriting Agreement”), among the Depositor, J.P. Morgan Securities LLC (“JPMS”), Barclays Capital Inc. (“Barclays”) and Drexel Hamilton, LLC (“Drexel”, and together with JPMS and Barclays, in such capacity, the “Underwriters”); and (ii) the Class X-C, Class X-D,

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Class E, Class F, Class G, Class NR, Class R and Class Z Certificates (the “Private Certificates” and, together with the Public Certificates, the “Certificates”) to JPMS and Barclays as the initial purchasers (each in such capacity, an “Initial Purchaser” and collectively, the “Initial Purchasers”) specified in the certificate purchase agreement, dated as of October 19, 2015 (the “Private Certificate Purchase Agreement”), among the Depositor, JPMS and Barclays.

The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. The purchase price of the Mortgage Loans (inclusive of accrued interest) shall be equal to the amount set forth on the cross receipt between the Seller and the Purchaser dated the date hereof and shall be paid by the Purchaser to the Seller in immediately available funds on the Closing Date. The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

SECTION 2.     Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller or any of its Affiliates shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Trustee. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

The transfer of each Mortgage Loan shall be reflected on the Seller’s balance sheets (and any consolidated balance sheet that includes the Seller) and other financial statements as a sale of such Mortgage Loan by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

The transfer of each Mortgage Loan shall be reflected on the Purchaser’s balance sheets and other financial statements as a purchase of such Mortgage Loan by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

SECTION 3.    Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a)  The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date (or such other times as specified in the Pooling and Servicing Agreement) to the Master Servicer, Trustee or the Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Master Servicer and Trustee with respect to the Mortgage Loans under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement and in the form required thereby.

(b)       The Seller agrees to deliver or cause to be delivered, on or prior to the fifth day after the Closing Date, to the Master Servicer, the Servicing File, which shall include, but not be limited to, all other documents, instruments and agreements required to be delivered by such Sections 2.01(b) and (c) of the Pooling and Servicing Agreement and in the form

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required thereby, for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged or internal communications or credit underwriting or due diligence analyses or data.

(c)           With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the “Transfer Modification Costs”), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Purchaser; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer, consistent with its obligations under the Pooling and Servicing Agreement, has exercised reasonable efforts to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the Seller shall pay such Transfer Modification Costs; and

(d)           With respect to the First National Building Pari Passu Companion Loan and the New Center One Building Pari Passu Companion Loan, the Seller agrees that if disclosure related to the description of a party to the Pooling and Servicing Agreement is requested by the holder(s) of the related Companion Loan(s), the reasonable costs of such party related to such disclosure and any opinion(s) of counsel, certifications and/or indemnification agreements shall be paid or caused to be paid by the Seller.

SECTION 4.      Treatment as a Security Agreement. Subject to the receipt of the purchase price for the Mortgage Loans, the Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that the conveyance of the Seller’s right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on the Mortgage Loans due after the Cut-off Date, all other payments made in respect of the Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

SECTION 5.      Covenants of the Seller. The Seller covenants with the Purchaser as follows:

(a)           it shall record or cause a third party to record in the appropriate public recording office for real property (or UCC filings, as applicable) the intermediate assignments of the Mortgage Loans, the assignments of Assignments of Leases, UCC assignments and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and

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Servicing Agreement; provided that if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. (“MERS”) or its designee, no assignment of Mortgage Loans, Assignment of Mortgage or other recorded document in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trustee to be shown as, and shall deliver evidence of any such transfers to the Master Servicer and the Special Servicer, and the Purchaser shall cause the Trustee to take all actions necessary to confirm that it is shown as, the owner of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. All recording fees relating to the initial recordation of such assignments and Assignments of Mortgage shall be paid by such Seller;

(b)           it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders (which shall include notifying the providers of such letters of credit of the new beneficiary thereunder in accordance with Section 3.01(f) of the Pooling and Servicing Agreement). Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

(c)           if, on or prior to the later of (i) the ninetieth (90th) day following the Closing Date and (ii) the date upon which all Certificates have been sold to parties unaffiliated with the Depositor, as in the opinion of counsel for the Underwriters and the Initial Purchasers, an amendment or supplement to the Prospectus or Final Private Placement Memorandum relating to the Certificates is necessary or appropriate to be delivered in connection with sales thereof by the Underwriters, the Initial Purchasers or a dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus or Final Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus Supplement, with respect to any information describing the Mortgage Loans or such Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus or Final Private Placement Memorandum is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus or Final Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus Supplement, with respect to any information describing the Mortgage Loans or such Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement describes the Seller, the Mortgage Loans and/or any information describing the same, as provided by the Seller), to the Underwriters and Initial Purchasers such amendments or supplements to the Prospectus or Final Private Placement Memorandum as may be necessary, so that the statements in the Prospectus or Final Private Placement Memorandum as so amended or supplemented, including Annexes A-1, A-2 and A-3 of the Prospectus Supplement, with respect to any information describing the Mortgage Loans or such Seller, will not, in the light of the circumstances when the Prospectus or Final Private Placement Memorandum is delivered to a purchaser, be misleading or so that the Prospectus or Final Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus Supplement, with respect to any information describing the Mortgage Loans or

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the Seller, will comply with applicable law. All terms used in this subsection (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of October 19, 2015 among the Purchaser, the Underwriters, the Initial Purchasers, and the Seller (the “Indemnification Agreement”). Notwithstanding the foregoing, the Seller shall have no affirmative obligation to monitor the performance of the Mortgage Loans after the Closing Date in connection with its obligations under this Section 5(c);

(d)           if the Seller requires the Master Servicer to retain any Servicing Function Participant to service any Mortgage Loan as of the Closing Date, it shall cause such Servicing Function Participant to comply, as evidenced by written documentation between each such Servicing Function Participant and the Seller, Purchaser or Master Servicer, with all reporting requirements set forth in Sections 11.04, 11.05, 11.06, 11.07, 11.08, 11.09, 11.10, 11.11, 11.12 (including, but not limited to, the indemnification of each Certification Party from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and any other costs, fees and expenses incurred by such Certification Party arising out of the delivery of any Deficient Exchange Act Deliverable (without regard to the exclusion of the Initial Sub-Servicers therein)) and 11.13 of the Pooling and Servicing Agreement applicable to such Servicing Function Participant for the Mortgage Loans, for so long as the Trust Fund is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended;

(e)           for so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Depositor and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure that the Purchaser is required to provide with respect to such Seller in its capacity as a “sponsor” pursuant to Exhibit BB and Exhibit CC, respectively, of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement;

(f)            it shall indemnify and hold harmless the Depositor and its directors and officers, and each other person who controls the Depositor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon (i) a failure of the Seller to perform its obligations under Section 5(e) or (ii) negligence, bad faith or willful misconduct on the part of the Seller in the performance of such obligations;

(g)          if the indemnification provided for in Section 5(f) is unavailable or insufficient to hold harmless the persons referred to in Section 5(f), it shall contribute to the amount paid or payable to such person as a result of the losses, claims, damages or liabilities referred to in Section 5(f) of such persons in such proportion as is appropriate to reflect the relative fault of such persons on the one hand and the Seller on the other in connection with a breach of the Seller’s obligations pursuant to Section 5(e) or the Seller’s negligence, bad faith or willful misconduct in connection therewith;

(h)           with respect to any Mortgage Loan that requires notice to the related franchisor or other action to transfer or assign any related comfort letter to the trust or otherwise

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have a new comfort letter issued in the name of the trust, the Seller shall take such action and/or provide any such required notice to the franchisor, with a copy of such notice or request to the Master Servicer and the Special Servicer, as is necessary in order to assign any such comfort letter to the trust or to have a new comfort letter issued in the name of the trust within the required timeframes set forth in the related franchise agreement or the related comfort letter, as applicable, but in any event no later than forty-five (45) days after the Closing Date; and

(i)            with respect to any Mortgage Loan that is part of a Serviced Whole Loan, the Seller shall pay the costs and expenses (including attorney’s fees) incurred by any party to the Pooling and Servicing Agreement in connection with such party’s compliance obligations under Section 11.15 of the Pooling and Servicing Agreement in connection with the securitization of the related Pari Passu Companion Loan.

SECTION 6.    Representations and Warranties. (a)  The Seller represents and warrants to the Purchaser, solely as to itself, in each case as of the Closing Date, that:

(i)      it is a national banking association duly organized, validly existing, and in good standing under the laws of the United States of America;

(ii)     it has the power and authority to own its property and to carry on its business as now conducted;

(iii)    it has the power to execute, deliver and perform this Agreement;

(iv)    it is legally authorized to transact business in the United States of America and it is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary for the origination (if originated by the Seller) and ownership of the Mortgage Loans and the execution of this Agreement so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

(v)     the execution, delivery and performance of this Agreement by the Seller has been duly authorized by all requisite action by the Seller’s board of directors and will not violate or breach any provision of its organizational documents;

(vi)    this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, liquidation, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

(vii)   there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to materially and

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adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents as contemplated herein, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller’s obligations hereunder;

(viii)    it has no actual knowledge that any statement, report, officer’s certificate or other document prepared and furnished or to be furnished by such Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by such Seller) (collectively, the “Provided Information”) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, or, to the extent that it has become aware of any material misstatement or omission in any Provided Information, the Seller has notified the Depositor in writing of such material misstatement or omission at least one Business Day prior to the Time of Sale and updated such Provided Information or the material misstatement or omission has been corrected in the Time of Sale Information;

(ix)    it is not, nor with the giving of notice or lapse of time or both would it be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of its obligations under this Agreement and the consummation by the Seller of the transactions on its part herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions on its part contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

(x)      it has either (A) not dealt with any Person (other than the Purchaser, the Underwriters or the Initial Purchasers or their respective affiliates or any servicer of a Mortgage Loan) that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans by the Seller or the Seller’s entering into this Agreement or (B) paid in full any such commission or compensation (except with respect to any servicer of a Mortgage Loan, any commission or compensation that may

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be due and payable to such servicer if such servicer is terminated and does not continue to act as a servicer);

(xi)     it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken by the Seller with the intent to hinder, delay or defraud any of the Seller’s creditors;

(xii)    it has caused each Servicing Function Participant that services a Mortgage Loan as of the Closing Date to comply, as evidenced by written documentation between each such Servicing Function Participant and the Seller, Purchaser or Master Servicer, with all reporting requirements set forth in Sections 11.04, 11.05, 11.06, 11.07, 11.08, 11.09, 11.10, 11.11, 11.12 (including, but not limited to, the indemnification of each Certification Party from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and any other costs, fees and expenses incurred by such Certification Party arising out of the delivery of any Deficient Exchange Act Deliverable (without regard to the exclusion of the Initial Sub-Servicers therein)) and 11.13 of the Pooling and Servicing Agreement applicable to such Servicing Function Participant for the Mortgage Loans, for so long as the Trust Fund is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended; and

(xiii)      except for the agreed-upon procedures report obtained from the accounting firm engaged to provide procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans (the “Accountant’s Due Diligence Report”), the Seller has not obtained (and, through and including the Closing Date, will not obtain without the consent of the Purchaser) any “third party due diligence report” (as defined in Rule 15Ga-2 under the Exchange Act) in connection with the transactions contemplated herein and in the Prospectus Supplement and Final Private Placement Memorandum and, except for the accountants with respect to the Accountants’ Due Diligence Report, the Seller has not employed (and, through and including the Closing Date, will not employ without the consent of the Purchaser) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Prospectus Supplement and Final Private Placement Memorandum. The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 6(a)(xiii).

(b)          The Purchaser represents and warrants to the Seller as of the Closing Date that:

(i)      it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

(ii)     it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so

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as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

(iii)     it has the power and authority to own its property and to carry on its business as now conducted;

(iv)    it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser’s property pursuant to the terms of any such indenture, mortgage, contract or other instrument;

(v)     this Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

(vi)    the execution, delivery and performance of this Agreement by the Purchaser has been duly authorized by all requisite action by the Purchaser’s board of directors and will not violate or breach any provision of its organizational documents;

(vii)    there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement or the execution and delivery by the Purchaser or enforceability against the Purchaser of this Agreement or the performance of the Purchaser’s obligations hereunder; to the best of the Purchaser’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(viii)   it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

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(ix)     it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

(x)     all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made;

(xi)     it has not intentionally violated any provisions of the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001; and

(xii)     it (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountant’s Due Diligence Report and meeting the requirements of that Form 15G, Rule 15Ga-2 and any other rules and regulations of the Commission and the Exchange Act; (B) provided a copy of the final draft of each such Form 15G to the Underwriters and the Initial Purchaser at least 6 Business Days before the first sale in the offering contemplated by the Prospectus Supplement and Final Private Placement Memorandum; and (C) furnished each such Form 15G to the Commission on EDGAR at least 5 Business Days before the first sale in the offering contemplated by the Prospectus Supplement and Final Private Placement Memorandum as required by Rule 15Ga-2.

(c)           The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, Master Servicer, Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

(d)          The Seller shall promptly notify the Depositor if (i) the Seller receives a Repurchase Request with respect to a Mortgage Loan (other than a Repurchase Request received from a Repurchase Request Recipient pursuant to Section 2.02(g) of the Pooling and Servicing Agreement), (ii) the Seller repurchases or replaces a Mortgage Loan, (iii) the Seller receives notice of a withdrawal of a Repurchase Request with respect to a Mortgage Loan (other than a Repurchase Request received from a Repurchase Request Recipient pursuant to Section 2.02(g) of the Pooling and Servicing Agreement), or (iv) the Seller rejects or disputes a Repurchase Request with respect to a Mortgage Loan. Each such notice shall be given no later than the tenth (10th) Business Day after (A) with respect to clauses (i) and (iii) of the preceding sentence, receipt of a Repurchase Request or receipt of a notice of a withdrawal of a Repurchase

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Request, as applicable, and (B) with respect to clauses (ii) and (iv) of the preceding sentence, the occurrence of the event giving rise to the requirement for such notice, and shall include (1) the identity of the related Mortgage Loan (unless no specific Mortgage Loan is identified in any Repurchase Request), (2) the date (x) a Repurchase Request or notice of a withdrawal of a Repurchase Request was received, (y) the Mortgage Loan was repurchased or replaced or (z) the Repurchase Request was rejected or disputed, as applicable, and (3) if known, the basis for the Repurchase Request (as asserted in the Repurchase Request).

The Seller shall provide to the Depositor a copy of the relevant portion of any Form ABS-15G that the Seller is required to file with the Securities and Exchange Commission with respect to the Mortgage Loans on or before the date that is five (5) Business Days before the date such Form ABS-15G is required to be filed with the Securities and Exchange Commission.

In addition, the Seller shall provide the Depositor, upon request, such other information with respect to a Mortgage Loan in its possession as would permit the Depositor to comply with its obligations under Rule 15Ga-1 under the Exchange Act (“Rule 15Ga-1”) to disclose fulfilled and unfulfilled repurchase requests. Any such information requested shall be provided as promptly as practicable after such request is made.

Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Depositor shall be given prompt notice of any Breach or Defect that materially and adversely affects the value of a Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein. In addition, pursuant to Section 2.02(g) of the Pooling and Servicing Agreement, the Seller and the Depositor shall be given each 15Ga-1 Notice required thereunder; however, the Seller agrees that (i) a Repurchase Request Recipient under the Pooling and Servicing Agreement will not, in connection with providing the Seller with any 15Ga-1 Notice under the Pooling and Servicing Agreement, be required to deliver any attorney-client privileged communication or any information protected by the attorney work product doctrine, (ii) any 15Ga-1 Notice delivered to the Seller and the Depositor under the Pooling and Servicing Agreement is provided only to assist the Seller, the Depositor and their respective Affiliates in complying with Rule 15Ga-1, Items 1104 and 1121 of Regulation AB and/or any other law or regulation and (iii) (A) no action taken by, or inaction of, a Repurchase Request Recipient and (B) no information provided to the Seller pursuant to Section 2.02(g) of the Pooling and Servicing Agreement by a Repurchase Request Recipient, shall be deemed to constitute a waiver or defense to the exercise of any legal right the Repurchase Request Recipient may have with respect to this Agreement or the Pooling and Servicing Agreement.

(e)          Upon notice pursuant to Section 6(d) above of any Breach or Defect that materially and adversely affects the value of a Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein, the Seller shall (subject to any decision by the Directing Certificateholder or the Special Servicer, as applicable, to allow the Seller to deposit funds or a letter of credit in lieu of repurchasing or substituting for such Mortgage Loan in accordance with Section 2.02(d) of the Pooling and Servicing Agreement), not later than ninety (90) days from (x) except in the case of the succeeding clause (y), the Seller’s receipt of the notice thereof pursuant to Section 6(d) above or

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(y) in the case of a Defect or Breach relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the earlier of (A) the Seller’s discovery of such Breach or Defect, or (B) discovery of such Breach or Defect by any other party identified in Section 6(d) above, provided the Seller receives the required prompt written notice thereof (the “Initial Resolution Period”), (i) cure such Defect or Breach, as the case may be, in all material respects, at its own expense, including reimbursement of any related additional Trust Fund expenses incurred by any party to the Pooling and Servicing Agreement, (ii) repurchase the affected Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable) at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) (other than with respect to the Civic Opera Building Mortgage Loan, the U-Haul Portfolio Mortgage Loan, the First National Building Mortgage Loan, the One Shell Square Mortgage Loan, the Brunswick Portfolio Mortgage Loan and the New Center One Building Mortgage Loan for which no substitution will be permitted) for such affected Mortgage Loan or such REO Loan (excluding any related Companion Loan, if applicable) (provided that in no event shall any such substitution occur on or after the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that except with respect to a Defect resulting solely from the failure by the Seller to deliver to the Trustee or Custodian the actual policy of lender’s title insurance required pursuant to clause (ix) of the definition of Mortgage File by a date not later than eighteen (18) months following the Closing Date, if such Breach or Defect is capable of being cured but is not cured within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional ninety (90) days commencing immediately upon the expiration of the Initial Resolution Period (the “Extended Resolution Period”) to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable) or, if applicable, substitute a Qualified Substitute Mortgage Loan as described above (other than with respect to the Civic Opera Building Mortgage Loan, the U-Haul Portfolio Mortgage Loan, the First National Building Mortgage Loan, the One Shell Square Mortgage Loan, the Brunswick Portfolio Mortgage Loan and the New Center One Building Mortgage Loan for which no substitution will be permitted)); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer’s certificate to the Trustee, the Certificate Administrator (such Officer’s Certificate to be delivered electronically to 17g5informationprovider@wellsfargo.com with the subject line: “JPMBB 2015-C32”), the Master Servicer, the Special Servicer, the Senior Trust Advisor and, prior to the occurrence of a Consultation Termination Event, the Directing Certificateholder, setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a “qualified mortgage” (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the

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Certificates therein, and (subject to the Seller’s right to cure such Defect or Breach during the Initial Resolution Period) such Mortgage Loan shall be repurchased or, if applicable, a Qualified Substitute Mortgage Loan (other than with respect to the Civic Opera Building Mortgage Loan, the U-Haul Portfolio Mortgage Loan, the First National Building Mortgage Loan, the One Shell Square Mortgage Loan, the Brunswick Portfolio Mortgage Loan and the New Center One Building Mortgage Loan for which no substitution will be permitted) substituted in lieu thereof without regard to the Extended Resolution Period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Master Servicer for deposit into the Certificate Account.

If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Seller shall not be required to repurchase or replace such Mortgage Loan and the sole remedy with respect to any Breach of such representation shall be to cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(b) or Section 2.03(g), as applicable, of the Pooling and Servicing Agreement. No delay in either the discovery of a Defect or Breach on the part of any party to the Pooling and Servicing Agreement in providing notice of such Defect or Breach will relieve the Seller of its obligation to repurchase the related Mortgage Loan unless (i) the Seller did not otherwise discover or have knowledge of such Defect or Breach and (ii) such delay is the result of the failure by a party to this Agreement or the Pooling and Servicing Agreement to provide prompt notice as required by the terms hereof or of the Pooling and Servicing Agreement after such party has actual knowledge of such Defect or Breach (knowledge shall not be deemed to exist by reason of the Custodial Exception Report) and such delay precludes the Seller from curing such Defect or Breach.

Subject to the Seller’s right to cure as set forth above in this Section 6, and further subject to Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, any of the following will cause a document in the Mortgage File delivered by the Seller for any Mortgage Loan to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan (but solely with respect to clause (a)) and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note

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affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File either a copy of the Mortgage with evidence of recording thereon or a copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender’s title insurance policy (or if the policy has not yet been issued, an original or copy of a “marked-up” written commitment or the pro forma or specimen title insurance policy or a commitment to issue the same pursuant to written escrow instructions signed by the title insurance company) called for by clause (ix) of the definition of “Mortgage File” in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or (f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File either a copy of the assignment with evidence of recording thereon or a copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except a Defect previously described in clauses (a) through (f) above) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or Certificateholders unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee’s rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender’s title insurance policy, as provided in clause (ix) of the definition of “Mortgage File” in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender’s title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or a Custodian on its behalf within eighteen (18) months from the Closing Date. Also, notwithstanding the foregoing, to the extent the Seller has otherwise complied with its document delivery requirements under the Pooling and Servicing Agreement and this Agreement, in the event that the Trustee (or the Custodian on the Trustee’s behalf) subsequently loses a document that is part of the Mortgage File, the fact that such document is lost may not be utilized as the basis for a claim of a Defect against the Seller pursuant to this Section 6(e) and the Trustee (or the Custodian on the Trustee’s behalf, if so designated in the Pooling and Servicing Agreement) shall be responsible therefor in accordance with the Pooling and Servicing Agreement. In the event any document is lost by the Trustee (or any Custodian on its behalf), at the request of the Trustee and, at the Trustee’s individual expense or the expense of the Trust to the extent provided in Section 8.01 of the Pooling and Servicing Agreement, the Seller shall use commercially reasonable efforts to assist the Trustee (or any servicer on its behalf) in replacing such lost document.

With respect to the Civic Opera Building Mortgage Loan, the U-Haul Portfolio Mortgage Loan, the One Shell Square Mortgage Loan and the Brunswick Portfolio Mortgage Loan, the Seller agrees that if a Material Document Defect under, and as such term or any analogous term is defined in, any related Non-Serviced Pooling Agreement exists with respect to the related Companion Loan(s) and the Seller repurchases the related Companion Loan(s)

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from any related Non-Serviced Trust, then the Seller shall repurchase the related Mortgage Loan; provided, however, that the foregoing shall not apply to any Material Document Defect related to the promissory note(s) for the related Companion Loan(s).

If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Underlying Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Underlying Loan in such Crossed Mortgage Loan Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Underlying Loan in the Crossed Mortgage Loan Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Underlying Loans in the related Crossed Mortgage Loan Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Underlying Loans in such Crossed Mortgage Loan Group satisfy the Crossed Underlying Loan Repurchase Criteria. In the event that the remaining Crossed Underlying Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Underlying Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Underlying Loans in the related Crossed Mortgage Loan Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Underlying Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

To the extent that the Seller is required to repurchase or substitute for a Crossed Underlying Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Underlying Loans in such Crossed Mortgage Loan Group, neither the Seller nor the Purchaser shall enforce any remedies against the other’s Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Underlying Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Underlying Loans still held by the Trustee.

If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Underlying Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Underlying Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Underlying Loans shall be allocated between such Crossed Underlying Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Underlying Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

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The “Repurchase Price” with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term “Purchase Price” in the Pooling and Servicing Agreement. For the avoidance of doubt, the Repurchase Price shall not include liquidation fees payable to the Special Servicer in the event of any repurchase of a Mortgage Loan under this Agreement prior to the termination of the Extended Resolution Period.

A “Qualified Substitute Mortgage Loan” with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

A “Substitution Shortfall Amount” with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse to the Trust, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of (A) the Mortgage File and other documents pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee’s behalf, and (B) the Servicing File and other documents pertaining to such Mortgage Loan possessed by the Master Servicer or Special Servicer, or on the Master Servicer’s or Special Servicer’s behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee’s behalf, in respect of such repurchased or replaced Mortgage Loans.

The Purchaser shall provide to the Seller any relevant portions of any Form ABS-15G that the Purchaser is required to file with the Securities and Exchange Commission (only to the extent that such portions relate to any Mortgage Loan and that was not provided by the Seller) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Securities and Exchange Commission. The Trust’s CIK# is 0001652982.

(f)           The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Note or Assignment of Mortgage for any Mortgage Loan or the examination of the Mortgage Files for any Mortgage Loan.

(g)          Each party hereby agrees to promptly notify the other party of any breach of a representation or warranty contained in Section 6. In addition, in the event that the Seller receives a Repurchase Request, the Seller shall promptly forward such Repurchase Request to the Master Servicer, if relating to a Non-Specially Serviced Mortgage Loan, or to the Special Servicer, if relating to a Specially Serviced Mortgage Loan or REO Property, in each case in the

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manner described in Section 2.02(g) of the Pooling and Servicing Agreement; provided, however, that the Seller shall not be required to notify the Master Servicer or Special Servicer, as applicable, of any such Repurchase Request if such Repurchase Request is received from a Repurchase Request Recipient. The Seller’s obligation to cure any Breach or Defect or repurchase or substitute for any affected Mortgage Loan pursuant to Section 6(e) shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes; provided, however, that no limitation of remedy is implied with respect to the Seller’s breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

SECTION 7.     Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(a)           Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

(b)          The Purchaser shall have received the following additional closing documents:

(i)       copies of the Seller’s articles of association and by-laws, certified as of a recent date by the Secretary or Assistant Secretary of the Seller;

(ii)      a copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency dated not earlier than sixty (60) days prior to the Closing Date;

(iii)     an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that, with respect to the Seller:

(A)           the Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America;

(B)              the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

(C)              all necessary action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding

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agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors’ laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

(D)              the Seller’s execution and delivery of, and the Seller’s performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller’s organizational documents or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of its property or assets is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

(E)              there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel’s actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

(F)               no consent, approval, authorization, order, license, registration or qualification of or with any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

(iv)      a letter from counsel of the Seller substantially to the effect that nothing has come to such counsel’s attention that would lead such counsel to believe that the Free Writing Prospectus or Preliminary Private Placement Memorandum as of the Time of Sale, or the Prospectus or Final Private Placement Memorandum as of the date thereof or as of the Closing Date, contained or contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. All terms used in this clause (iv) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement.

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(c)           The Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreements and the Underwriting Agreement.

(d)           The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

(e)           The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

 SECTION 8.   Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina, at 10:00 a.m., on October 29, 2015 or such other place and time as the parties shall agree (the actual date of such closing, the “Closing Date”). The parties hereto agree that time is of the essence with respect to this Agreement.

SECTION 9.      Expenses. The Seller shall pay its pro rata share (the Seller’s pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i)  the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (ii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement; (iii) the fees and disbursements of a firm of certified public accountants selected by the Purchaser with respect to numerical information in respect of the Mortgage Loans and the Certificates included in any Time of Sale Information, Prospectus or Final Private Placement Memorandum (each as defined in the Indemnification Agreement), including the cost of obtaining any “comfort letters” with respect to such items; (iv) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, if any, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (v) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, if any, including reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with printing (or otherwise reproducing) and delivering any Time of Sale Information, Prospectus or Final Private Placement Memorandum and the reproduction and delivery of this Agreement and the furnishing to the Underwriters and the Initial Purchasers of such copies of the Prospectus, Final Private Placement Memorandum and this Agreement as each Underwriter and Initial Purchaser may reasonably request; (vii) the fees of the rating agency or agencies requested to rate the Certificates; and (viii) the reasonable fees and expenses of Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

SECTION 10.      Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from

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the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

SECTION 11.    Governing Law; Waiver of Jury Trial. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

SECTION 12.    No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 6(a)(xiii) and Section 13.

SECTION 13.    Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement and that the rights so assigned may be further assigned to, and shall inure to the benefit of, any successor trustee under the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations, including, without limitation, that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. Except as set forth hereinabove and in Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement, the representations and warranties of the Seller made hereunder and the remedies provided hereunder with respect to Breaches or Defects may not be further assigned by the Purchaser, the Trustee or any successor trustee. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership. This Agreement shall bind and inure to the benefit of, and be enforceable by, the

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Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

SECTION 14.    Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 383 Madison Avenue, 31st Floor, New York, New York 10179, Attention: Kunal Singh, President and CEO, telecopy number: (212) 834-6047 and Bianca A. Russo, Esq., Managing Director & Associate General Counsel, 383 Madison Avenue, 32nd Floor, New York, New York 10179, telecopy number: (917) 464-6116, (ii) in the case of the Seller, JPMorgan Chase Bank, National Association, 383 Madison Avenue, 31st Floor, New York, New York 10179, Attention: Kunal K. Singh and Bianca A. Russo, Esq., Managing Director & Associate General Counsel, 383 Madison Avenue, 32nd Floor, New York, New York 10179, telecopy: (917) 464-6116, and (iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such party.

SECTION 15.    Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser, the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing. The Pooling and Servicing Agreement shall identify the Seller as a third party beneficiary and may not be amended in any manner that materially and adversely affects the Seller’s rights as such without the Seller’s consent.

SECTION 16.     Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

SECTION 17.    Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or

22

further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

SECTION 18.    No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither the Purchaser nor the Seller shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party hereto or make commitments on such other party’s behalf.

SECTION 19.    Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

* * * * * *

23

IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

By:	/s/ Dwayne McNicholas
Name: Dwayne McNicholas
Title: Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:	/s/ Dwayne McNicholas
Name: Dwayne McNicholas
Title: Vice President

JPMBB 2015-C32 — JPMCB Mortgage Loan Purchase Agreement

SCHEDULE I

MORTGAGED PROPERTY FOR WHICH ENVIRONMENTAL INSURANCE IS MAINTAINED

1.	U-Haul Portfolio

Sched. I-1

EXHIBIT A

MORTGAGE LOAN SCHEDULE

JPMBB 2015-C32 - Combined

Loan ID #	Originator/Loan Seller	Mortgagor Name	Property Address	City	State	Zip Code	County	Property Name	Size	Measure	Mortgage Rate in Effect at Origination (%)	Net Mortgage Rate in Effect at the Cut-off Date (%)
1	JPMCB	PIL II, L.P.	198 East Delaware Place	Chicago	IL	60611	Cook	Hilton Suites Chicago Magnificent Mile	345	Rooms	4.80600	4.79380
2	JPMCB	SL Civic Wacker LLC	20 North Wacker Drive	Chicago	IL	60606	Cook	Civic Opera Building	915,162	Square Feet	4.67200	4.65980
5	JPMCB	U-Haul Co. of Florida 8, LLC, U-Haul Co. of Florida 9, LLC, U-Haul Co. of Florida 10, LLC, UHIL 8,LLC, UHIL 9, LLC, UHIL 10, LLC, UHIL 13, LLC, AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 13, LLC	Various	Various	Various	Various	Various	U-Haul Portfolio	2,663,398	Square Feet	4.86500	4.85280
5.001	JPMCB		3630 College Point Boulevard	Flushing	NY	11354	Queens	Flushing	58,278	Square Feet	4.86500
5.002	JPMCB		383 Grand Concourse	Bronx	NY	10451	Bronx	Grand Concourse	52,774	Square Feet	4.86500
5.003	JPMCB		304 East Ben White Boulevard	Austin	TX	78704	Travis	Ben White	69,711	Square Feet	4.86500
5.004	JPMCB		721 West Memorial Road	Oklahoma City	OK	73114	Oklahoma	Quail Springs	80,325	Square Feet	4.86500
5.005	JPMCB		2000 West Colfax Avenue Lower; 3425 Lipan Street	Denver	CO	80204	Denver	Mile High Station	45,641	Square Feet	4.86500
5.006	JPMCB		314-322 North 13th Street	Philadelphia	PA	19107	Philadelphia	Philadelphia	47,040	Square Feet	4.86500
5.007	JPMCB		2626 East Indian School Road	Phoenix	AZ	85016	Maricopa	26th & Indian School Road	37,692	Square Feet	4.86500
5.008	JPMCB		231 Mundy Street	Wilkes Barre Township	PA	18702	Luzerne	Wilkes-Barre	93,753	Square Feet	4.86500
5.009	JPMCB		3700 Ambassador Caffery Parkway	Lafayette	LA	70503	Lafayette	Lafayette	54,875	Square Feet	4.86500
5.01	JPMCB		1530 Ashley Road	Charlotte	NC	28208	Mecklenburg	Ashley Rd	61,311	Square Feet	4.86500
5.011	JPMCB		6745 FM 78	San Antonio	TX	78244	Bexar	Woodlake	50,775	Square Feet	4.86500
5.012	JPMCB		1609 Spring Cypress Road	Spring	TX	77388	Harris	Spring	47,965	Square Feet	4.86500
5.013	JPMCB		22250 Highway 59 North	Kingwood	TX	77339	Harris	Kingwood	34,425	Square Feet	4.86500
5.014	JPMCB		2125 Dempster Street	Evanston	IL	60201	Cook	Evanston	30,329	Square Feet	4.86500
5.015	JPMCB		964 South La Brea Avenue	Inglewood	CA	90301	Los Angeles	Inglewood	13,560	Square Feet	4.86500
5.016	JPMCB		2797 Pelham Parkway	Pelham	AL	35124	Shelby	Pelham	60,872	Square Feet	4.86500
5.017	JPMCB		3618 & 3626 South US Highway 1	Fort Pierce	FL	34982	Saint Lucie	Fort Pierce	69,284	Square Feet	4.86500
5.018	JPMCB		901 South Waverly Road	Lansing	MI	48917	Ingham	Waverly Rd	57,530	Square Feet	4.86500
5.019	JPMCB		11020 South Vermont Avenue	Los Angeles	CA	90044	Los Angeles	South Central	18,268	Square Feet	4.86500
5.02	JPMCB		6615 New Utrecht Avenue	Brooklyn	NY	11219	Kings	New Utrecht Ave	9,441	Square Feet	4.86500
5.021	JPMCB		7027 East 86th Street	Indianapolis	IN	46250	Marion	Castleton	47,671	Square Feet	4.86500
5.022	JPMCB		975 2nd Avenue South	Saint Petersburg	FL	33705	Pinellas	Tropicana Field	25,944	Square Feet	4.86500
5.023	JPMCB		22 Atlas Court	Madison	WI	53714	Dane	Eastside	31,013	Square Feet	4.86500
5.024	JPMCB		7400 Ogontz Avenue	Philadelphia	PA	19138	Philadelphia	Cheltenham	14,425	Square Feet	4.86500
5.025	JPMCB		6141 Lancaster Avenue	Philadelphia	PA	19151	Philadelphia	Overbrook	15,012	Square Feet	4.86500
5.026	JPMCB		151 Linwood Street	Somerville	MA	02143	Middlesex	Somerville	14,087	Square Feet	4.86500
5.027	JPMCB		8621 Warden Road	Sherwood	AR	72120	Pulaski	Sherwood	44,150	Square Feet	4.86500
5.028	JPMCB		9804 & 9820 Page Avenue	Overland	MO	63132	St. Louis	Page Ave	20,897	Square Feet	4.86500
5.029	JPMCB		1613 34th Street	Lubbock	TX	79411	Lubbock	Lubbock	30,421	Square Feet	4.86500
5.03	JPMCB		1650 East 71st Street	Chicago	IL	60649	Cook	South Shore	13,425	Square Feet	4.86500
5.031	JPMCB		755 Capitol Avenue	Hartford	CT	06106	Hartford	Capitol Ave	30,585	Square Feet	4.86500
5.032	JPMCB		5315 Summer Avenue	Memphis	TN	38122	Shelby	Summer Ave	38,775	Square Feet	4.86500
5.033	JPMCB		14310 Southeast Mcloughlin Boulevard	Milwaukie	OR	97267	Clackamas	Milwaukie	15,346	Square Feet	4.86500
5.034	JPMCB		826 South Clack Street	Abilene	TX	79605	Taylor	Abilene	19,762	Square Feet	4.86500
5.035	JPMCB		704 Northeast Hogan Drive	Gresham	OR	97030	Multnomah	Gresham	26,481	Square Feet	4.86500
5.036	JPMCB		1314 East 5th Avenue	Columbus	OH	43219	Franklin	5th Ave	42,000	Square Feet	4.86500
5.037	JPMCB		24140 & 24875 Groesbeck Highway	Warren	MI	48089	Macomb	10 Mile & Groesbeck Hwy	45,380	Square Feet	4.86500
5.038	JPMCB		1915 Southwest Railroad Avenue	Hammond	LA	70403	Tangipahoa	Hammond Sq	38,300	Square Feet	4.86500
5.039	JPMCB		15182 Beach Boulevard	Westminster	CA	92683	Orange	Midway	14,206	Square Feet	4.86500
5.04	JPMCB		1702 Mechanical Boulevard	Garner	NC	27529	Wake	Garner	29,400	Square Feet	4.86500
5.041	JPMCB		1760 Park Avenue	Lynchburg	VA	24501	Lynchburg City	Lynchburg	34,561	Square Feet	4.86500
5.042	JPMCB		721 32nd Avenue	Council Bluffs	IA	51501	Pottawattamie	I-80 & Manawa	23,710	Square Feet	4.86500
5.043	JPMCB		400 Orchard Drive	West Columbia	SC	29170	Lexington	W Columbia	26,750	Square Feet	4.86500
5.044	JPMCB		831 East Holt Boulevard	Ontario	CA	91761	San Bernardino	Ontario	17,809	Square Feet	4.86500
5.045	JPMCB		8300 Ridge Avenue	Philadelphia	PA	19128	Philadelphia	Roxborough	8,402	Square Feet	4.86500
5.046	JPMCB		3500 East Main Street	Columbus	OH	43213	Franklin	East Main St	30,957	Square Feet	4.86500
5.047	JPMCB		4128 Bardstown Road	Louisville	KY	40218	Jefferson	Bardstown	20,070	Square Feet	4.86500
5.048	JPMCB		7308 Tara Boulevard	Jonesboro	GA	30236	Clayton	Jonesboro GA	33,953	Square Feet	4.86500
5.049	JPMCB		400 US Highway 1 Bypass	Portsmouth	NH	03801	Rockingham	Portsmouth	15,882	Square Feet	4.86500
5.05	JPMCB		75 Division Street	Danbury	CT	06810	Fairfield	Danbury	18,778	Square Feet	4.86500
5.051	JPMCB		10161 Mills Station Road	Sacramento	CA	95827	Sacramento	Mather	18,475	Square Feet	4.86500
5.052	JPMCB		85 East Jericho Turnpike	Huntington Station	NY	11746	Suffolk	Huntington	15,335	Square Feet	4.86500
5.053	JPMCB		1589 Broad Street	Augusta	GA	30904	Richmond	Broad St	37,544	Square Feet	4.86500
5.054	JPMCB		121 Moving Center Court	Madison	TN	37115	Davidson	Madison	20,850	Square Feet	4.86500
5.055	JPMCB		243 East 2nd Street	Plainfield	NJ	07060	Union	Plainfield	11,478	Square Feet	4.86500
5.056	JPMCB		41215 North Ridge Road	Elyria	OH	44035	Lorain	Elyria	28,829	Square Feet	4.86500
5.057	JPMCB		432 Oakland Street	Manchester	CT	06042	Hartford	Manchester	15,850	Square Feet	4.86500
5.058	JPMCB		1275 Highway 9 North	Old Bridge	NJ	08857	Middlesex	Old Bridge	14,850	Square Feet	4.86500
5.059	JPMCB		822 165th Street	Hammond	IN	46324	Lake	Hammond	10,308	Square Feet	4.86500
5.06	JPMCB		2908 North Main Street	High Point	NC	27265	Guilford	High Point	17,500	Square Feet	4.86500
5.061	JPMCB		1091 Northgate Mile	Idaho Falls	ID	83401	Bonneville	Idaho Falls	29,619	Square Feet	4.86500
5.062	JPMCB		1802 6th Avenue Southeast	Decatur	AL	35601	Morgan	6th Ave	30,818	Square Feet	4.86500
5.063	JPMCB		1700 Red Wolf Boulevard	Jonesboro	AR	72401	Craighead	Jonesboro	28,513	Square Feet	4.86500
5.064	JPMCB		99 North 4th Avenue	Chula Vista	CA	91910	San Diego	Chula Vista	7,215	Square Feet	4.86500
5.065	JPMCB		800 East Main Street	Barstow	CA	92311	San Bernardino	Barstow	20,154	Square Feet	4.86500
5.066	JPMCB		529 Wade Hampton Boulevard	Greenville	SC	29609	Greenville	Wade Hampton	19,152	Square Feet	4.86500
5.067	JPMCB		47 Western Avenue	Augusta	ME	04330	Kennebec	Western Ave	10,113	Square Feet	4.86500
5.068	JPMCB		19797 Livernois Avenue	Detroit	MI	48221	Wayne	7 Mile & Livernois	17,094	Square Feet	4.86500
5.069	JPMCB		1817 Campbell Lane	Bowling Green	KY	42104	Warren	Bowling Green	19,400	Square Feet	4.86500
5.07	JPMCB		712 Providence Road	Clarksville	TN	37042	Montgomery	Clarksville	23,122	Square Feet	4.86500
5.071	JPMCB		50 West Alexis Road	Toledo	OH	43612	Lucas	Alexis Rd	28,550	Square Feet	4.86500
5.072	JPMCB		5210 Jefferson Davis Highway	North Chesterfield	VA	23234	Chesterfield	Jefferson Davis Hwy	13,205	Square Feet	4.86500
5.073	JPMCB		12455 Veterans Memorial Drive	Houston	TX	77014	Harris	Veterans Memorial	22,121	Square Feet	4.86500
5.074	JPMCB		19001 Joy Road	Detroit	MI	48228	Wayne	Southfield Frwy & Joy Rd	20,582	Square Feet	4.86500
5.075	JPMCB		1282 North Lake Street	Aurora	IL	60506	Kane	Aurora	9,875	Square Feet	4.86500
5.076	JPMCB		7733 1st Avenue North	Birmingham	AL	35206	Jefferson	East Lake	16,038	Square Feet	4.86500
5.077	JPMCB		14505 East Sprague Avenue	Spokane Valley	WA	99216	Spokane	East Spokane	16,978	Square Feet	4.86500
5.078	JPMCB		8500 Sepulveda Boulevard	North Hills	CA	91343	Los Angeles	North Hills	5,885	Square Feet	4.86500
5.079	JPMCB		2205 Towson Avenue	Fort Smith	AR	72901	Sebastian	Fort Smith	19,657	Square Feet	4.86500
5.08	JPMCB		7107 C F Hawn Freeway	Dallas	TX	75217	Dallas	Jim Miller Rd	16,973	Square Feet	4.86500
5.081	JPMCB		12060 Lusher Road	Saint Louis	MO	63138	Saint Louis	Hwy 367	13,725	Square Feet	4.86500
5.082	JPMCB		930 10th Avenue	Columbus	GA	31901	Muscogee	10th Ave	12,450	Square Feet	4.86500
5.083	JPMCB		8801 Mesa Drive	Houston	TX	77028	Harris	Mesa Rd	14,733	Square Feet	4.86500
5.084	JPMCB		135 Mendon Road	Cumberland	RI	02864	Providence	Cumberland	12,979	Square Feet	4.86500
5.085	JPMCB		2043-2045 Central Avenue	Colonie	NY	12205	Albany	Colonie	20,140	Square Feet	4.86500
5.086	JPMCB		2203 Highway 80 East	Pearl	MS	39208	Rankin	Pearl	13,700	Square Feet	4.86500
5.087	JPMCB		1647 North 5th Street	Reading	PA	19601	Berks	Reading	13,500	Square Feet	4.86500
5.088	JPMCB		4111 Wabash Avenue	Terre Haute	IN	47803	Vigo	Terre Haute	16,650	Square Feet	4.86500
5.089	JPMCB		25 South Erie Highway	Hamilton	OH	45011	Butler	Hamilton	16,615	Square Feet	4.86500
5.09	JPMCB		1440 Cumberland Street	Lebanon	PA	17042	Lebanon	Lebanon	11,173	Square Feet	4.86500
5.091	JPMCB		8055 East 7 Mile Road	Detroit	MI	48234	Wayne	7 Mile & Van Dyke	13,178	Square Feet	4.86500
5.092	JPMCB		2020 West State Street	Milwaukee	WI	53233	Milwaukee	State St	10,130	Square Feet	4.86500
5.093	JPMCB		1030 Pleasant Street	Fall River	MA	02723	Bristol	Fall River	9,956	Square Feet	4.86500
5.094	JPMCB		551 Columbia Lane	Provo	UT	84604	Utah	Provo	7,668	Square Feet	4.86500
5.095	JPMCB		112 Main Street	Queensbury	NY	12804	Warren	Glens Falls	16,150	Square Feet	4.86500
5.096	JPMCB		2516 Hamburg Street	Schenectady	NY	12303	Schenectady	Schenectady	10,860	Square Feet	4.86500
5.097	JPMCB		2804 Kitsap Way	Bremerton	WA	98312	Kitsap	Bremerton	7,488	Square Feet	4.86500
5.098	JPMCB		1415 South Detroit Avenue	Toledo	OH	43614	Lucas	South End	12,880	Square Feet	4.86500
5.099	JPMCB		199 Marlboro Street	Keene	NH	03431	Cheshire	Keene	11,185	Square Feet	4.86500
5.1	JPMCB		1608 Elida Road	Lima	OH	45805	Allen	Lima Mall	15,216	Square Feet	4.86500
5.101	JPMCB		900 West Main Street	New Britain	CT	06053	Hartford	New Britain	6,072	Square Feet	4.86500
5.102	JPMCB		740 South Kingshighway Street	Cape Girardeau	MO	63703	Cape Girardeau	Cape Girardeau	9,350	Square Feet	4.86500
5.103	JPMCB		2272 North Watkins Street	Memphis	TN	38127	Shelby	N Watkins	13,200	Square Feet	4.86500
5.104	JPMCB		5900 National Road East	Richmond	IN	47374	Wayne	National Rd	14,630	Square Feet	4.86500
5.105	JPMCB		4921 Mobile Highway	Pensacola	FL	32506	Escambia	Pensacola-Bellview	11,686	Square Feet	4.86500
7	JPMCB	660 Woodward Associates LLC	660 Woodward Avenue	Detroit	MI	48226	Wayne	First National Building	840,436	Square Feet	4.77400	4.71430

JPMBB 2015-C32 - Combined

Loan ID #	Originator/Loan Seller	Mortgagor Name	Property Address	City	State	Zip Code	County	Property Name	Size	Measure	Mortgage Rate in Effect at Origination (%)	Net Mortgage Rate in Effect at the Cut-off Date (%)
9	JPMCB	HPT New Orleans OSS, LLC	701 Poydras Street	New Orleans	LA	70139	Orleans	One Shell Square	1,240,539	Square Feet	4.19530	4.16060
11	JPMCB	MREF II Waterstone, LLC	2111 Old Holzwarth Road	Spring	TX	77388	Harris	Waterstone Apartments	276	Units	4.41200	4.39980
12	JPMCB	Proc GA, L.P.	6120 Peachtree Dunwoody Road	Atlanta	GA	30328	Fulton	Hilton Atlanta Perimeter	224	Rooms	4.70600	4.69380
15	JPMCB	Reflections Property Holdings, LLC	3891 Solomon Boulevard	Fort Myers	FL	33901	Lee	The Park at Veneto	282	Units	4.65000	4.63780
16	JPMCB	BW Bowling Properties LP, BW Bowling Properties LLC, BW Bowling Properties Canada Inc.	Various	Various	Various	Various	Various	Brunswick Portfolio	2,275,293	Square Feet	4.79300	4.78080
16.01	JPMCB		9255 Kimmer Drive	Lone Tree	CO	80124	Douglas	BZ Lone Tree	60,016	Square Feet	4.79300
16.02	JPMCB		1160 South Gilbert Road	Gilbert	AZ	85296	Maricopa	BZ Gilbert Consolidated	57,741	Square Feet	4.79300
16.03	JPMCB		775 Cobb Place Boulevard Northwest	Kennesaw	GA	30144	Cobb	BZ XL Kennesaw Consolidated	52,287	Square Feet	4.79300
16.04	JPMCB		1611 South Randall Road	Algonquin	IL	60102	McHenry	BZ Randall Road Consolidated	57,527	Square Feet	4.79300
16.05	JPMCB		735 North Center Boulevard	Romeoville	IL	60446	Will	BZ Romeoville Consolidated	61,192	Square Feet	4.79300
16.06	JPMCB		40440 California Oaks Road	Murrieta	CA	92562	Riverside	Cal Oaks Bowl	35,325	Square Feet	4.79300
16.07	JPMCB		8070 Veteran’s Memorial Parkway	St. Peters	MO	63376	Saint Charles	BZ St Peters Consolidated	57,085	Square Feet	4.79300
16.08	JPMCB		1800 Hamner Avenue	Norco	CA	92860	Riverside	Classic Lanes	35,325	Square Feet	4.79300
16.09	JPMCB		845 Lazo Court	Chula Vista	CA	91910	San Diego	Premier Lanes	42,700	Square Feet	4.79300
16.1	JPMCB		7545 Brooklyn Boulevard	Brooklyn Park	MN	55443	Hennepin	BZ Brooklyn Park Consolidated	60,944	Square Feet	4.79300
16.11	JPMCB		12200 Singletree Lane	Eden Prairie	MN	55344	Hennepin	BZ Eden Prairie	45,285	Square Feet	4.79300
16.12	JPMCB		11129 162nd Street West	Lakeville	MN	55044	Dakota	BZ Lakeville Consolidated	58,656	Square Feet	4.79300
16.13	JPMCB		11351 Ulysses Street Northeast	Blaine	MN	55434	Anoka	BZ Blaine Consolidated	57,536	Square Feet	4.79300
16.14	JPMCB		6345 Spalding Drive	Norcross	GA	30092	Gwinnett	Brunswick’s Norcross	39,924	Square Feet	4.79300
16.15	JPMCB		1222 164th Street Southwest	Lynnwood	WA	98087	Snohomish	Majestic Lanes	36,219	Square Feet	4.79300
16.16	JPMCB		50 Bramtree Court	Brampton	ON	L6S 5Z7	NAP	Bramalea Lanes	36,263	Square Feet	4.79300
16.17	JPMCB		17210 North 59th Avenue	Glendale	AZ	85308	Maricopa	BZ Glendale	36,575	Square Feet	4.79300
16.18	JPMCB		2749 Delk Road Southeast	Marietta	GA	30067	Cobb	Brunswick’s Marietta	35,742	Square Feet	4.79300
16.19	JPMCB		7301 Rufe Snow Drive	Watauga	TX	76148	Tarrant	BZ Watauga Consolidated	36,062	Square Feet	4.79300
16.2	JPMCB		785 Old Roswell Road	Roswell	GA	30076	Fulton	BZ Roswell	35,369	Square Feet	4.79300
16.21	JPMCB		3067 Washington Road	Augusta	GA	30907	Richmond	National Lanes	36,267	Square Feet	4.79300
16.22	JPMCB		3111 River Road	River Grove	IL	60171	Cook	BZ River Grove	38,924	Square Feet	4.79300
16.23	JPMCB		9027 East Via Linda	Scottsdale	AZ	85258	Maricopa	Via Linda Lanes	36,235	Square Feet	4.79300
16.24	JPMCB		451 West Foothill Boulevard	Upland	CA	91786	San Bernardino	BZ Upland	35,724	Square Feet	4.79300
16.25	JPMCB		17238 Foothill Boulevard	Fontana	CA	92335	San Bernardino	Foothill Lanes	35,724	Square Feet	4.79300
16.26	JPMCB		2908 Riverview Road	Birmingham	AL	35242	Jefferson	Riverview Lanes Consolidated	36,636	Square Feet	4.79300
16.27	JPMCB		2200 South Peoria Street	Aurora	CO	80014	Arapahoe	BZ Heather Ridge	36,124	Square Feet	4.79300
16.28	JPMCB		9150 Harlan Street	Westminster	CO	80031	Jefferson	BZ Westminster	36,242	Square Feet	4.79300
16.29	JPMCB		7100 Carved Stone	Columbia	MD	21045	Howard	Columbia Lanes Consolidated	28,920	Square Feet	4.79300
16.3	JPMCB		350 McHenry Road	Buffalo Grove	IL	60089	Lake	Brunswick’s Buffalo Grove	56,916	Square Feet	4.79300
16.31	JPMCB		24666 Sunnymead Boulevard	Moreno Valley	CA	92553	Riverside	Moreno Valley Bowl	36,150	Square Feet	4.79300
16.32	JPMCB		22-22 Maple Avenue	Fair Lawn	NJ	07410	Bergen	Fairlawn Lanes Consolidated	25,801	Square Feet	4.79300
16.33	JPMCB		945 South Kipling Parkway	Lakewood	CO	80226	Jefferson	BZ Green Mountain	36,386	Square Feet	4.79300
16.34	JPMCB		1754 West Southern Avenue	Mesa	AZ	85202	Maricopa	BZ Mesa	34,839	Square Feet	4.79300
16.35	JPMCB		3835 Lawrenceville Highway	Lawrenceville	GA	30044	Gwinnett	BZ Lilburn	36,247	Square Feet	4.79300
16.36	JPMCB		100 American Boulevard	Turnersville	NJ	08012	Gloucester	BZ Turnersville	32,000	Square Feet	4.79300
16.37	JPMCB		1254 Dougherty Ferry Road	Valley Park	MO	63088	Saint Louis	BZ Lakeside	36,436	Square Feet	4.79300
16.38	JPMCB		1099 North Wickham Road	Melbourne	FL	32935	Brevard	Harbour Lanes	35,379	Square Feet	4.79300
16.39	JPMCB		1425 North Central Avenue	Avondale	AZ	85323	Maricopa	Tri-City Bowl	45,224	Square Feet	4.79300
16.4	JPMCB		8419 Baltimore National Pike	Ellicott City	MD	21043	Howard	BZ Normandy Consolidated	29,104	Square Feet	4.79300
16.41	JPMCB		2020 North State Road 7	Margate	FL	33063	Broward	Margate Lanes	29,388	Square Feet	4.79300
16.42	JPMCB		2750 Austell Road Southwest	Marietta	GA	30008	Cobb	BZ Austell	35,971	Square Feet	4.79300
16.43	JPMCB		824 East Rand Road	Mount Prospect	IL	60056	Cook	BZ Mt Prospect	32,671	Square Feet	4.79300
16.44	JPMCB		21080 North Rand Road	Lake Zurich	IL	60047	Lake	BZ Deer Park	37,282	Square Feet	4.79300
16.45	JPMCB		2200 San Jacinto Boulevard	Denton	TX	76205	Denton	BZ Denton Consolidated	29,096	Square Feet	4.79300
16.46	JPMCB		1555 75th Street	Woodridge	IL	60517	DuPage	BZ Woodridge	39,700	Square Feet	4.79300
16.47	JPMCB		38241 30th Street East	Palmdale	CA	93550	Los Angeles	Vista Lanes	35,371	Square Feet	4.79300
16.48	JPMCB		2160 East Semoran Boulevard	Apopka	FL	32703	Orange	Wekiva Lanes	36,510	Square Feet	4.79300
16.49	JPMCB		1100 Lake Street	Roselle	IL	60172	DuPage	BZ Roselle	40,723	Square Feet	4.79300
16.5	JPMCB		558 East North Avenue	Glendale Heights	IL	60139	DuPage	BZ Glendale Heights	28,848	Square Feet	4.79300
16.51	JPMCB		9751 West 49th Avenue	Wheat Ridge	CO	80033	Jefferson	BZ Wheat Ridge	36,342	Square Feet	4.79300
16.52	JPMCB		999 North Circle Drive	Colorado Springs	CO	80909	El Paso	BZ Circle Consolidated	34,856	Square Feet	4.79300
16.53	JPMCB		316 Center Drive	Vernon Hills	IL	60061	Lake	BZ Hawthorn Lanes	36,521	Square Feet	4.79300
16.54	JPMCB		114 South Camino Seco	Tucson	AZ	85710	Pima	Camino Seco Bowl	28,049	Square Feet	4.79300
16.55	JPMCB		3025 Altamesa Boulevard	Fort Worth	TX	76133	Tarrant	Westcreek Lanes Consolidated	35,651	Square Feet	4.79300
16.56	JPMCB		38931 Center Ridge Road	North Ridgeville	OH	44039	Lorain	BZ North Ridgeville	35,456	Square Feet	4.79300
16.57	JPMCB		4742 State Route 51	Belle Vernon	PA	15012	Fayette	BZ Belle Vernon	30,797	Square Feet	4.79300
16.58	JPMCB		631 Lakehurst Road	Waukegan	IL	60085	Lake	BZ Fountain Square	29,010	Square Feet	4.79300
17	JPMCB	New Center LLC, New Center Parking LLC	3031 & 2943 West Grand Boulevard	Detroit	MI	48202	Wayne	New Center One Building	507,966	Square Feet	4.76000	4.70030
20	JPMCB	Cofe Cix North Miami, LLC	1922 Northeast 149th Street	North Miami	FL	33181	Miami-Dade	North Miami Business Park	214,318	Square Feet	4.69600	4.68380
21	JPMCB	The Place Property Holdings, LLC	4757 Barkley Circle	Fort Myers	FL	33907	Lee	The Park at Murano	230	Units	4.65000	4.63780
22	JPMCB	1501 East Lincoln Highway Fee, LLC	1501 East Lincoln Highway	Langhorne	PA	19047	Bucks	Langhorne Shopping Center	104,727	Square Feet	4.55000	4.48780
26	JPMCB	Town and Country Group LLC	2503 South MacArthur Boulevard	Springfield	IL	62704	Sangamon	Town & Country Shopping Center	259,592	Square Feet	4.65700	4.64480
38	JPMCB	Old Stage Warehouse LLC	11200 & 11300 Old Stage Road	Chester	VA	23836	Chesterfield	Old Stage Warehouse	376,444	Square Feet	4.47700	4.46480
43	JPMCB	Park at 95, LLC	780 Dedham Street	Canton	MA	02021	Norfolk	780 Dedham Street	82,115	Square Feet	4.59600	4.53380
46	JPMCB	Colony Village Apartments, LLC	3301 Brunswick Avenue	New Bern	NC	28562	Craven	Colony Village	171	Units	4.51500	4.46280
48	JPMCB	Guardian Self Storage - LA	2839 Liberty Avenue	Pittsburgh	PA	15222	Allegheny	Guardian Self Storage - Liberty Avenue	582	Units	4.59000	4.53780
49	JPMCB	Tabani Montrose, LLC	3742 Brookwall Drive	Fairlawn	OH	44333	Summit	Market Square at Montrose	166,373	Square Feet	4.82900	4.81680
50	JPMCB	Brynn Marr Apartments, LLC	301 Village Drive	Jacksonville	NC	28546	Onslow	Brynn Marr Village	196	Units	4.51500	4.46280

JPMBB 2015-C32 - Combined

Loan ID #	Originator/Loan Seller	Mortgagor Name	Original Principal Balance	Cut-off Principal Balance	Original Term	Remaining Term	Maturity/ARD Date	Amortiziation Term	Remaining Amortization Term for Balloon Loans	Monthly Payment	Servicing Fee Rate	Accrual Type	ARD Loan (Y/N)	Revised Rate (%)	Title Type	Crossed Collateralized Loan
1	JPMCB	PIL II, L.P.	77,260,000	77,260,000.00	60	60	10/01/20	360	360	405,636.70	0.00500	Actual/360	No		Fee	No
2	JPMCB	SL Civic Wacker LLC	75,000,000	75,000,000.00	120	118	08/01/25	360	360	387,717.15	0.00500	Actual/360	No		Fee	No
5	JPMCB	U-Haul Co. of Florida 8, LLC, U-Haul Co. of Florida 9, LLC, U-Haul Co. of Florida 10, LLC, UHIL 8,LLC, UHIL 9, LLC, UHIL 10, LLC, UHIL 13, LLC, AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 13, LLC	50,000,000	49,666,409.31	240	239	09/01/35	240	239	530,555.63	0.00500	Actual/360	No		Fee/Leasehold	No
5.001	JPMCB		3,143,395	3,122,423.21	240	239		240	239						Fee/Leasehold
5.002	JPMCB		2,372,263	2,356,435.47	240	239		240	239						Fee/Leasehold
5.003	JPMCB		1,436,308	1,426,725.18	240	239		240	239						Fee/Leasehold
5.004	JPMCB		1,389,216	1,379,947.33	240	239		240	239						Fee/Leasehold
5.005	JPMCB		1,200,848	1,192,835.76	240	239		240	239						Fee/Leasehold
5.006	JPMCB		1,200,848	1,192,835.76	240	239		240	239						Fee/Leasehold
5.007	JPMCB		1,171,415	1,163,599.72	240	239		240	239						Fee/Leasehold
5.008	JPMCB		1,089,004	1,081,738.44	240	239		240	239						Fee/Leasehold
5.009	JPMCB		1,083,117	1,075,891.05	240	239		240	239						Fee/Leasehold
5.01	JPMCB		1,059,571	1,052,502.21	240	239		240	239						Fee/Leasehold
5.011	JPMCB		941,841	935,557.50	240	239		240	239						Fee/Leasehold
5.012	JPMCB		930,068	923,863.09	240	239		240	239						Fee/Leasehold
5.013	JPMCB		877,090	871,237.85	240	239		240	239						Fee/Leasehold
5.014	JPMCB		871,203	865,390.64	240	239		240	239						Fee/Leasehold
5.015	JPMCB		865,317	859,543.43	240	239		240	239						Fee/Leasehold
5.016	JPMCB		794,679	789,376.57	240	239		240	239						Fee/Leasehold
5.017	JPMCB		750,530	745,522.42	240	239		240	239						Fee
5.018	JPMCB		735,814	730,904.30	240	239		240	239						Fee/Leasehold
5.019	JPMCB		698,140	693,481.95	240	239		240	239						Fee/Leasehold
5.02	JPMCB		682,835	678,279.25	240	239		240	239						Fee/Leasehold
5.021	JPMCB		588,651	584,723.37	240	239		240	239						Fee/Leasehold
5.022	JPMCB		573,935	570,105.44	240	239		240	239						Fee
5.023	JPMCB		570,991	567,181.75	240	239		240	239						Fee/Leasehold
5.024	JPMCB		565,105	561,334.54	240	239		240	239						Fee/Leasehold
5.025	JPMCB		565,105	561,334.54	240	239		240	239						Fee/Leasehold
5.026	JPMCB		565,105	561,334.54	240	239		240	239						Fee/Leasehold
5.027	JPMCB		559,218	555,487.33	240	239		240	239						Fee/Leasehold
5.028	JPMCB		535,672	532,098.31	240	239		240	239						Fee/Leasehold
5.029	JPMCB		529,786	526,251.11	240	239		240	239						Fee/Leasehold
5.03	JPMCB		525,076	521,573.27	240	239		240	239						Fee
5.031	JPMCB		518,013	514,556.69	240	239		240	239						Fee/Leasehold
5.032	JPMCB		518,013	514,556.69	240	239		240	239						Fee/Leasehold
5.033	JPMCB		482,694	479,473.26	240	239		240	239						Fee/Leasehold
5.034	JPMCB		476,807	473,626.05	240	239		240	239						Fee/Leasehold
5.035	JPMCB		476,807	473,626.05	240	239		240	239						Fee/Leasehold
5.036	JPMCB		470,921	467,778.84	240	239		240	239						Fee/Leasehold
5.037	JPMCB		453,261	450,237.04	240	239		240	239						Fee/Leasehold
5.038	JPMCB		453,261	450,237.04	240	239		240	239						Fee/Leasehold
5.039	JPMCB		446,197	443,220.46	240	239		240	239						Fee/Leasehold
5.04	JPMCB		441,488	438,542.62	240	239		240	239						Fee/Leasehold
5.041	JPMCB		429,715	426,848.20	240	239		240	239						Fee/Leasehold
5.042	JPMCB		412,056	409,306.40	240	239		240	239						Fee/Leasehold
5.043	JPMCB		406,169	403,459.19	240	239		240	239						Fee/Leasehold
5.044	JPMCB		397,928	395,273.06	240	239		240	239						Fee/Leasehold
5.045	JPMCB		397,339	394,688.28	240	239		240	239						Fee/Leasehold
5.046	JPMCB		394,396	391,764.77	240	239		240	239						Fee/Leasehold
5.047	JPMCB		388,509	385,917.38	240	239		240	239						Fee/Leasehold
5.048	JPMCB		388,509	385,917.38	240	239		240	239						Fee/Leasehold
5.049	JPMCB		388,509	385,917.38	240	239		240	239						Fee/Leasehold
5.05	JPMCB		382,623	380,070.17	240	239		240	239						Fee/Leasehold
5.051	JPMCB		373,205	370,714.68	240	239		240	239						Fee/Leasehold
5.052	JPMCB		370,850	368,375.76	240	239		240	239						Fee/Leasehold
5.053	JPMCB		364,964	362,528.55	240	239		240	239						Fee/Leasehold
5.054	JPMCB		353,191	350,834.13	240	239		240	239						Fee/Leasehold
5.055	JPMCB		341,417	339,139.53	240	239		240	239						Fee/Leasehold
5.056	JPMCB		335,531	333,292.32	240	239		240	239						Fee/Leasehold
5.057	JPMCB		317,871	315,750.70	240	239		240	239						Fee/Leasehold
5.058	JPMCB		317,871	315,750.70	240	239		240	239						Fee/Leasehold
5.059	JPMCB		294,325	292,361.69	240	239		240	239						Fee/Leasehold
5.06	JPMCB		294,325	292,361.69	240	239		240	239						Fee
5.061	JPMCB		294,325	292,361.69	240	239		240	239						Fee/Leasehold
5.062	JPMCB		288,439	286,514.48	240	239		240	239						Fee/Leasehold
5.063	JPMCB		288,439	286,514.48	240	239		240	239						Fee/Leasehold
5.064	JPMCB		281,375	279,497.72	240	239		240	239						Fee/Leasehold
5.065	JPMCB		275,489	273,650.51	240	239		240	239						Fee/Leasehold
5.066	JPMCB		270,779	268,972.85	240	239		240	239						Fee/Leasehold
5.067	JPMCB		270,779	268,972.85	240	239		240	239						Fee/Leasehold
5.068	JPMCB		264,893	263,125.46	240	239		240	239						Fee/Leasehold
5.069	JPMCB		259,006	257,278.25	240	239		240	239						Fee/Leasehold
5.07	JPMCB		259,006	257,278.25	240	239		240	239						Fee/Leasehold
5.071	JPMCB		253,120	251,431.05	240	239		240	239						Fee/Leasehold
5.072	JPMCB		247,233	245,583.84	240	239		240	239						Fee/Leasehold
5.073	JPMCB		247,233	245,583.84	240	239		240	239						Fee/Leasehold
5.074	JPMCB		241,347	239,736.63	240	239		240	239						Fee/Leasehold
5.075	JPMCB		235,460	233,889.42	240	239		240	239						Fee/Leasehold
5.076	JPMCB		235,460	233,889.42	240	239		240	239						Fee/Leasehold
5.077	JPMCB		235,460	233,889.42	240	239		240	239						Fee/Leasehold
5.078	JPMCB		235,460	233,889.42	240	239		240	239						Fee/Leasehold
5.079	JPMCB		229,574	228,042.21	240	239		240	239						Fee/Leasehold
5.08	JPMCB		223,687	222,194.82	240	239		240	239						Fee/Leasehold
5.081	JPMCB		217,801	216,347.61	240	239		240	239						Fee/Leasehold
5.082	JPMCB		211,914	210,500.41	240	239		240	239						Fee/Leasehold
5.083	JPMCB		211,914	210,500.41	240	239		240	239						Fee/Leasehold
5.084	JPMCB		206,028	204,653.20	240	239		240	239						Fee/Leasehold
5.085	JPMCB		194,255	192,958.78	240	239		240	239						Fee/Leasehold
5.086	JPMCB		188,368	187,111.57	240	239		240	239						Fee/Leasehold
5.087	JPMCB		188,368	187,111.57	240	239		240	239						Fee/Leasehold
5.088	JPMCB		188,368	187,111.57	240	239		240	239						Fee/Leasehold
5.089	JPMCB		182,482	181,264.18	240	239		240	239						Fee/Leasehold
5.09	JPMCB		176,595	175,416.97	240	239		240	239						Fee/Leasehold
5.091	JPMCB		173,652	172,493.46	240	239		240	239						Fee/Leasehold
5.092	JPMCB		164,822	163,722.56	240	239		240	239						Fee/Leasehold
5.093	JPMCB		158,936	157,875.35	240	239		240	239						Fee/Leasehold
5.094	JPMCB		158,936	157,875.35	240	239		240	239						Fee/Leasehold
5.095	JPMCB		141,276	140,333.54	240	239		240	239						Fee/Leasehold
5.096	JPMCB		141,276	140,333.54	240	239		240	239						Fee/Leasehold
5.097	JPMCB		135,390	134,486.33	240	239		240	239						Fee/Leasehold
5.098	JPMCB		123,617	122,791.92	240	239		240	239						Fee/Leasehold
5.099	JPMCB		117,730	116,944.71	240	239		240	239						Fee/Leasehold
5.1	JPMCB		117,730	116,944.71	240	239		240	239						Fee/Leasehold
5.101	JPMCB		111,844	111,097.50	240	239		240	239						Fee/Leasehold
5.102	JPMCB		105,957	105,250.29	240	239		240	239						Fee/Leasehold
5.103	JPMCB		101,248	100,572.46	240	239		240	239						Fee/Leasehold
5.104	JPMCB		96,539	95,894.62	240	239		240	239						Fee/Leasehold
5.105	JPMCB		89,475	88,878.04	240	239		240	239						Fee
7	JPMCB	660 Woodward Associates LLC	40,000,000	40,000,000.00	60	60	10/01/20	360	360	209,237.97	0.05250	Actual/360	No		Fee	No

JPMBB 2015-C32 - Combined

Loan ID #	Originator/Loan Seller	Mortgagor Name	Original Principal Balance	Cut-off Principal Balance	Original Term	Remaining Term	Maturity/ARD Date	Amortiziation Term	Remaining Amortization Term for Balloon Loans	Monthly Payment	Servicing Fee Rate	Accrual Type	ARD Loan (Y/N)	Revised Rate (%)	Title Type	Crossed Collateralized Loan
9	JPMCB	HPT New Orleans OSS, LLC	36,100,000	36,100,000.00	120	117	07/01/25	360	360	176,436.19	0.02750	Actual/360	No		Fee	No
11	JPMCB	MREF II Waterstone, LLC	30,240,000	30,240,000.00	84	83	09/01/22	360	360	151,644.53	0.00500	Actual/360	No		Fee	No
12	JPMCB	Proc GA, L.P.	30,170,000	30,170,000.00	60	60	10/01/20	360	360	156,581.85	0.00500	Actual/360	No		Fee	No
15	JPMCB	Reflections Property Holdings, LLC	20,200,000	20,200,000.00	60	59	09/01/20	360	360	104,158.64	0.00500	Actual/360	No		Fee	No
16	JPMCB	BW Bowling Properties LP, BW Bowling Properties LLC, BW Bowling Properties Canada Inc.	20,000,000	19,901,031.65	120	117	07/01/25	300	297	114,518.67	0.00500	Actual/360	No		Fee	No
16.01	JPMCB		1,027,281	1,022,197.75	120	117		300	297						Fee
16.02	JPMCB		901,294	896,833.85	120	117		300	297						Fee
16.03	JPMCB		841,207	837,044.84	120	117		300	297						Fee
16.04	JPMCB		560,159	557,387.10	120	117		300	297						Fee
16.05	JPMCB		536,900	534,242.86	120	117		300	297						Fee
16.06	JPMCB		533,992	531,349.92	120	117		300	297						Fee
16.07	JPMCB		530,600	527,974.71	120	117		300	297						Fee
16.08	JPMCB		498,134	495,669.51	120	117		300	297						Fee
16.09	JPMCB		494,258	491,812.04	120	117		300	297						Fee
16.1	JPMCB		484,566	482,168.65	120	117		300	297						Fee
16.11	JPMCB		484,566	482,168.65	120	117		300	297						Fee
16.12	JPMCB		484,566	482,168.65	120	117		300	297						Fee
16.13	JPMCB		474,875	472,525.29	120	117		300	297						Fee
16.14	JPMCB		441,925	439,737.83	120	117		300	297						Fee
16.15	JPMCB		441,925	439,737.83	120	117		300	297						Fee
16.16	JPMCB		432,233	430,094.47	120	117		300	297						Fee
16.17	JPMCB		426,418	424,308.39	120	117		300	297						Fee
16.18	JPMCB		395,406	393,449.70	120	117		300	297						Fee
16.19	JPMCB		386,684	384,770.70	120	117		300	297						Fee
16.2	JPMCB		378,931	377,055.89	120	117		300	297						Fee
16.21	JPMCB		353,733	351,983.07	120	117		300	297						Fee
16.22	JPMCB		322,721	321,124.38	120	117		300	297						Fee
16.23	JPMCB		319,814	318,231.43	120	117		300	297						Fee
16.24	JPMCB		306,246	304,730.57	120	117		300	297						Fee
16.25	JPMCB		306,246	304,730.57	120	117		300	297						Fee
16.26	JPMCB		303,339	301,837.61	120	117		300	297						Fee
16.27	JPMCB		300,431	298,944.68	120	117		300	297						Fee
16.28	JPMCB		300,431	298,944.51	120	117		300	297						Fee
16.29	JPMCB		300,431	298,944.51	120	117		300	297						Fee
16.3	JPMCB		295,585	294,122.81	120	117		300	297						Fee
16.31	JPMCB		291,709	290,265.50	120	117		300	297						Fee
16.32	JPMCB		290,740	289,301.13	120	117		300	297						Fee
16.33	JPMCB		283,956	282,550.87	120	117		300	297						Fee
16.34	JPMCB		271,357	270,014.38	120	117		300	297						Fee
16.35	JPMCB		264,573	263,264.12	120	117		300	297						Fee
16.36	JPMCB		264,089	262,782.01	120	117		300	297						Fee
16.37	JPMCB		247,129	245,906.10	120	117		300	297						Fee
16.38	JPMCB		242,283	241,084.42	120	117		300	297						Fee
16.39	JPMCB		242,283	241,084.42	120	117		300	297						Fee
16.4	JPMCB		232,592	231,441.04	120	117		300	297						Fee
16.41	JPMCB		232,592	231,441.04	120	117		300	297						Fee
16.42	JPMCB		227,746	226,619.36	120	117		300	297						Fee
16.43	JPMCB		222,901	221,797.65	120	117		300	297						Fee
16.44	JPMCB		218,055	216,975.97	120	117		300	297						Fee
16.45	JPMCB		213,209	212,154.29	120	117		300	297						Fee
16.46	JPMCB		213,209	212,154.29	120	117		300	297						Fee
16.47	JPMCB		213,209	212,154.29	120	117		300	297						Fee
16.48	JPMCB		213,209	212,154.29	120	117		300	297						Fee
16.49	JPMCB		198,672	197,689.23	120	117		300	297						Fee
16.5	JPMCB		196,734	195,760.48	120	117		300	297						Fee
16.51	JPMCB		194,796	193,831.90	120	117		300	297						Fee
16.52	JPMCB		193,827	192,867.52	120	117		300	297						Fee
16.53	JPMCB		178,320	177,438.09	120	117		300	297						Fee
16.54	JPMCB		177,351	176,473.73	120	117		300	297						Fee
16.55	JPMCB		173,475	172,616.40	120	117		300	297						Fee
16.56	JPMCB		169,598	168,759.10	120	117		300	297						Fee
16.57	JPMCB		150,216	149,472.33	120	117		300	297						Fee
16.58	JPMCB		117,265	116,684.89	120	117		300	297						Fee
17	JPMCB	New Center LLC, New Center Parking LLC	19,000,000	18,976,139.12	120	119	09/01/25	360	359	99,227.55	0.05250	Actual/360	No		Fee	No
20	JPMCB	Cofe Cix North Miami, LLC	15,937,500	15,937,500.00	120	119	09/01/25	360	360	82,619.59	0.00500	Actual/360	No		Fee	No
21	JPMCB	The Place Property Holdings, LLC	15,800,000	15,800,000.00	60	59	09/01/20	360	360	81,470.62	0.00500	Actual/360	No		Fee	No
22	JPMCB	1501 East Lincoln Highway Fee, LLC	15,131,000	15,131,000.00	60	60	10/01/20	360	360	77,116.73	0.05500	Actual/360	No		Fee	No
26	JPMCB	Town and Country Group LLC	13,650,000	13,650,000.00	120	120	10/01/25	360	360	70,441.70	0.00500	Actual/360	No		Fee	No
38	JPMCB	Old Stage Warehouse LLC	8,500,000	8,468,278.49	120	117	07/01/25	360	357	42,952.17	0.00500	Actual/360	No		Fee	No
43	JPMCB	Park at 95, LLC	7,050,000	7,050,000.00	120	120	10/01/25	360	360	36,124.58	0.05500	Actual/360	No		Fee	No
46	JPMCB	Colony Village Apartments, LLC	6,500,000	6,500,000.00	120	119	09/01/25	360	360	32,992.50	0.04500	Actual/360	No		Fee	No
48	JPMCB	Guardian Self Storage - LA	6,300,000	6,291,838.54	120	119	09/01/25	360	359	32,258.96	0.04500	Actual/360	No		Fee	No
49	JPMCB	Tabani Montrose, LLC	6,225,000	6,225,000.00	120	120	10/01/25	300	300	35,773.24	0.00500	Actual/360	No		Leasehold	No
50	JPMCB	Brynn Marr Apartments, LLC	6,180,000	6,180,000.00	120	119	09/01/25	360	360	31,368.26	0.04500	Actual/360	No		Fee	No

JPMBB 2015-C32 - Combined

						UPFRONT ESCROW							PERIODIC ESCROW

Grace Period
Loan ID #	Originator/Loan Seller	Mortgagor Name	Cross Defaulted Loan	Guarantor	Letter of Credit	Upfront CapEx Reserve	Upfront Eng. Reserve	Upfront Envir. Reserve	Upfront TI/LC Reserve	Upfront RE Tax Reserve	Upfront Ins. Reserve	Upfront Other Reserve	Monthly Capex Reserve	Monthly Envir. Reserve	Monthly TI/LC Reserve	Monthly RE Tax Reserve	Monthly Ins. Reserve	Monthly Other Reserve	(Late Payment)	Cash-Management Account or Lockbox In-place	General Property Type	Defeasance Permitted	Final Maturity Date
1	JPMCB	PIL II, L.P.	No	CMS/Procaccianti Hospitality Holdings III, L.P.	No	63,144	0	0	0	370,863	8,563	11,377,951	3% of Gross Revenues	0	0	123,621	Springing	Springing	0	Yes	Hotel	No
2	JPMCB	SL Civic Wacker LLC	No	Michael Silberberg	No	15,253	838,578	0	3,000,000	1,708,278	0	6,488,452	15,253	0	95,330	294,167	Springing	61,616	0	Yes	Office	No
5	JPMCB	U-Haul Co. of Florida 8, LLC, U-Haul Co. of Florida 9, LLC, U-Haul Co. of Florida 10, LLC, UHIL 8,LLC, UHIL 9, LLC, UHIL 10, LLC, UHIL 13, LLC, AREC 8, LLC, AREC 9, LLC, AREC 10, LLC, AREC 13, LLC	No	AMERCO	No	994,102	479,829	0	0	2,242,110	0	0	Springing	0	0	Springing	Springing	0	0	Yes	Self Storage	Yes
5.001	JPMCB																				Self Storage
5.002	JPMCB																				Self Storage
5.003	JPMCB																				Self Storage
5.004	JPMCB																				Self Storage
5.005	JPMCB																				Self Storage
5.006	JPMCB																				Self Storage
5.007	JPMCB																				Self Storage
5.008	JPMCB																				Self Storage
5.009	JPMCB																				Self Storage
5.01	JPMCB																				Self Storage
5.011	JPMCB																				Self Storage
5.012	JPMCB																				Self Storage
5.013	JPMCB																				Self Storage
5.014	JPMCB																				Self Storage
5.015	JPMCB																				Self Storage
5.016	JPMCB																				Self Storage
5.017	JPMCB																				Self Storage
5.018	JPMCB																				Self Storage
5.019	JPMCB																				Self Storage
5.02	JPMCB																				Self Storage
5.021	JPMCB																				Self Storage
5.022	JPMCB																				Self Storage
5.023	JPMCB																				Self Storage
5.024	JPMCB																				Self Storage
5.025	JPMCB																				Self Storage
5.026	JPMCB																				Self Storage
5.027	JPMCB																				Self Storage
5.028	JPMCB																				Self Storage
5.029	JPMCB																				Self Storage
5.03	JPMCB																				Self Storage
5.031	JPMCB																				Self Storage
5.032	JPMCB																				Self Storage
5.033	JPMCB																				Self Storage
5.034	JPMCB																				Self Storage
5.035	JPMCB																				Self Storage
5.036	JPMCB																				Self Storage
5.037	JPMCB																				Self Storage
5.038	JPMCB																				Self Storage
5.039	JPMCB																				Self Storage
5.04	JPMCB																				Self Storage
5.041	JPMCB																				Self Storage
5.042	JPMCB																				Self Storage
5.043	JPMCB																				Self Storage
5.044	JPMCB																				Self Storage
5.045	JPMCB																				Self Storage
5.046	JPMCB																				Self Storage
5.047	JPMCB																				Self Storage
5.048	JPMCB																				Self Storage
5.049	JPMCB																				Self Storage
5.05	JPMCB																				Self Storage
5.051	JPMCB																				Self Storage
5.052	JPMCB																				Self Storage
5.053	JPMCB																				Self Storage
5.054	JPMCB																				Self Storage
5.055	JPMCB																				Self Storage
5.056	JPMCB																				Self Storage
5.057	JPMCB																				Self Storage
5.058	JPMCB																				Self Storage
5.059	JPMCB																				Self Storage
5.06	JPMCB																				Self Storage
5.061	JPMCB																				Self Storage
5.062	JPMCB																				Self Storage
5.063	JPMCB																				Self Storage
5.064	JPMCB																				Self Storage
5.065	JPMCB																				Self Storage
5.066	JPMCB																				Self Storage
5.067	JPMCB																				Self Storage
5.068	JPMCB																				Self Storage
5.069	JPMCB																				Self Storage
5.07	JPMCB																				Self Storage
5.071	JPMCB																				Self Storage
5.072	JPMCB																				Self Storage
5.073	JPMCB																				Self Storage
5.074	JPMCB																				Self Storage
5.075	JPMCB																				Self Storage
5.076	JPMCB																				Self Storage
5.077	JPMCB																				Self Storage
5.078	JPMCB																				Self Storage
5.079	JPMCB																				Self Storage
5.08	JPMCB																				Self Storage
5.081	JPMCB																				Self Storage
5.082	JPMCB																				Self Storage
5.083	JPMCB																				Self Storage
5.084	JPMCB																				Self Storage
5.085	JPMCB																				Self Storage
5.086	JPMCB																				Self Storage
5.087	JPMCB																				Self Storage
5.088	JPMCB																				Self Storage
5.089	JPMCB																				Self Storage
5.09	JPMCB																				Self Storage
5.091	JPMCB																				Self Storage
5.092	JPMCB																				Self Storage
5.093	JPMCB																				Self Storage
5.094	JPMCB																				Self Storage
5.095	JPMCB																				Self Storage
5.096	JPMCB																				Self Storage
5.097	JPMCB																				Self Storage
5.098	JPMCB																				Self Storage
5.099	JPMCB																				Self Storage
5.1	JPMCB																				Self Storage
5.101	JPMCB																				Self Storage
5.102	JPMCB																				Self Storage
5.103	JPMCB																				Self Storage
5.104	JPMCB																				Self Storage
5.105	JPMCB																				Self Storage
7	JPMCB	660 Woodward Associates LLC	No	Rock Ventures	No	14,007	0	0	35,018	159,603	0	8,482,684	14,007	0	35,018	30,991	Springing	0	0	Yes	Office	No

JPMBB 2015-C32 - Combined

						UPFRONT ESCROW							PERIODIC ESCROW

Grace Period
Loan ID #	Originator/Loan Seller	Mortgagor Name	Cross Defaulted Loan	Guarantor	Letter of Credit	Upfront CapEx Reserve	Upfront Eng. Reserve	Upfront Envir. Reserve	Upfront TI/LC Reserve	Upfront RE Tax Reserve	Upfront Ins. Reserve	Upfront Other Reserve	Monthly Capex Reserve	Monthly Envir. Reserve	Monthly TI/LC Reserve	Monthly RE Tax Reserve	Monthly Ins. Reserve	Monthly Other Reserve	(Late Payment)	Cash-Management Account or Lockbox In-place	General Property Type	Defeasance Permitted	Final Maturity Date
9	JPMCB	HPT New Orleans OSS, LLC	No	William Z. Hertz, Isaac Hertz, Sarah Hertz	No	21,200	11,357,584	0	53,000	1,084,980	0	29,061,140	21,200	0	53,000	155,000	Springing	0	0	Yes	Office	No
11	JPMCB	MREF II Waterstone, LLC	No	Momentum Real Estate Fund II, LLC	No	5,428	0	0	0	622,553	0	0	5,428	0	0	77,819	Springing	0	0	No	Multifamily	No
12	JPMCB	Proc GA, L.P.	No	CMS/Procaccianti Hospitality Holdings III, L.P.	No	24,034	0	0	0	0	3,571	7,757,641	3% of Gross Revenues	0	0	31,044	38,443	Springing	0	Yes	Hotel	No
15	JPMCB	Reflections Property Holdings, LLC	No	Blue Rock Partners, LLC, Stonecutter Capital Management LLC	No	6,486	0	0	0	175,809	0	5,325	6,486	0	0	17,581	Springing	0	0	No	Multifamily	Yes
16	JPMCB	BW Bowling Properties LP, BW Bowling Properties LLC, BW Bowling Properties Canada Inc.	No	iStar Net Lease I LLC	No	0	0	0	0	0	0	0	Springing	0	0	Springing	Springing	0	0	Yes	Retail	No
16.01	JPMCB																				Retail
16.02	JPMCB																				Retail
16.03	JPMCB																				Retail
16.04	JPMCB																				Retail
16.05	JPMCB																				Retail
16.06	JPMCB																				Retail
16.07	JPMCB																				Retail
16.08	JPMCB																				Retail
16.09	JPMCB																				Retail
16.1	JPMCB																				Retail
16.11	JPMCB																				Retail
16.12	JPMCB																				Retail
16.13	JPMCB																				Retail
16.14	JPMCB																				Retail
16.15	JPMCB																				Retail
16.16	JPMCB																				Retail
16.17	JPMCB																				Retail
16.18	JPMCB																				Retail
16.19	JPMCB																				Retail
16.2	JPMCB																				Retail
16.21	JPMCB																				Retail
16.22	JPMCB																				Retail
16.23	JPMCB																				Retail
16.24	JPMCB																				Retail
16.25	JPMCB																				Retail
16.26	JPMCB																				Retail
16.27	JPMCB																				Retail
16.28	JPMCB																				Retail
16.29	JPMCB																				Retail
16.3	JPMCB																				Retail
16.31	JPMCB																				Retail
16.32	JPMCB																				Retail
16.33	JPMCB																				Retail
16.34	JPMCB																				Retail
16.35	JPMCB																				Retail
16.36	JPMCB																				Retail
16.37	JPMCB																				Retail
16.38	JPMCB																				Retail
16.39	JPMCB																				Retail
16.4	JPMCB																				Retail
16.41	JPMCB																				Retail
16.42	JPMCB																				Retail
16.43	JPMCB																				Retail
16.44	JPMCB																				Retail
16.45	JPMCB																				Retail
16.46	JPMCB																				Retail
16.47	JPMCB																				Retail
16.48	JPMCB																				Retail
16.49	JPMCB																				Retail
16.5	JPMCB																				Retail
16.51	JPMCB																				Retail
16.52	JPMCB																				Retail
16.53	JPMCB																				Retail
16.54	JPMCB																				Retail
16.55	JPMCB																				Retail
16.56	JPMCB																				Retail
16.57	JPMCB																				Retail
16.58	JPMCB																				Retail
17	JPMCB	New Center LLC, New Center Parking LLC	No	The Farbman Family #2, LLC	No	12,276	0	0	29,632	197,084	0	263,171	12,276	0	29,632	49,829	Springing	Springing	0	Yes	Office	No
20	JPMCB	Cofe Cix North Miami, LLC	No	Eugenio Cosculluela, Jr., Mario A. Fernandez	No	42,864	0	0	171,456	192,635	0	54,530	Springing	0	Springing	19,263	Springing	0	0	No	Industrial	No
21	JPMCB	The Place Property Holdings, LLC	No	Randy X. Ferreira	No	4,849	0	0	0	137,420	0	0	4,849	0	0	16,833	Springing	0	0	No	Multifamily	Yes
22	JPMCB	1501 East Lincoln Highway Fee, LLC	No	Neal Shalom	No	1,351	0	0	0	0	0	993,750	1,351	0	0	14,164	Springing	0	0	Yes	Retail	Yes
26	JPMCB	Town and Country Group LLC	No	Courtney K. Joyner, James K. Zerkle	No	6,923	7,500	0	7,572	57,808	3,209	0	6,923	0	7,572	28,904	2,355	0	0	No	Retail	No
38	JPMCB	Old Stage Warehouse LLC	No	Robert Chesson	No	5,333	0	0	4,857	6,500	1,521	0	5,333	0	4,857	4,750	1,521	0	0	No	Industrial	Yes
43	JPMCB	Park at 95, LLC	No	Jonathan D. Stott, Matthew O’Connor, Peter F. Murphy	No	1,026	0	0	6,843	51,253	0	0	1,026	0	6,843	17,085	Springing	0	0	No	Mixed Use	No
46	JPMCB	Colony Village Apartments, LLC	No	Blevins Family Properties, LLC, Winco, L.L.C.	No	449,275	0	0	0	19,302	16,338	0	4,275	0	0	6,434	5,445	0	0	Yes	Multifamily	No
48	JPMCB	Guardian Self Storage - LA	No	Steven H. Cohen	No	720	0	0	0	0	0	0	720	0	0	6,107	Springing	0	0	No	Self Storage	No
49	JPMCB	Tabani Montrose, LLC	No	Zaffar S. Tabani, as the Trustee of the 2005 ZST/TBT Descendant’s Trust-T	No	2,080	0	0	10,398	0	0	134,392	2,080	0	10,398	Springing	Springing	41,452	0	No	Retail	Yes
50	JPMCB	Brynn Marr Apartments, LLC	No	Blevins Family Properties, LLC, Winco, L.L.C.	No	514,900	0	0	0	26,541	18,980	0	4,900	0	0	6,327	4,900	0	0	Yes	Multifamily	No

EXHIBIT B

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

1.          Complete Servicing File. All documents comprising the Servicing File will be or have been delivered to the Master Servicer with respect to each Mortgage Loan by the deadlines set forth in the Pooling and Servicing Agreement and/or this Agreement.

2.          Whole Loan; Ownership of Mortgage Loans. Except with respect to each Serviced Mortgage Loan, each Mortgage Loan is a whole loan and not an interest in a mortgage loan. Each Serviced Mortgage Loan is a senior portion (or a pari passu portion of a senior portion) of a whole mortgage loan evidenced by a senior note. Immediately prior to the sale, transfer and assignment to depositor, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Seller), participation (other than with respect to Serviced Mortgage Loans) or pledge, and at the time of the assignment of the Mortgage Loans to the Depositor, the Seller had good and marketable title to, and was the sole owner and holder of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations (other than with respect to agreements among noteholders with respect to a Whole Loan), any other ownership interests and other interests on, in or to such Mortgage Loan (subject to certain agreements regarding servicing and/or defeasance successor borrower rights as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the Master Servicer and the Seller). The Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to depositor constitutes a legal, valid and binding assignment of such Mortgage Loan and conveys all legal and beneficial ownership of such Mortgage Loan to the Depositor free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan (subject to certain agreements regarding servicing and/or defeasance successor borrower rights as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the Master Servicer and the Seller).

3.          Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law and except that certain provisions in such Mortgage Loan documents (including, without limitation, provisions requiring the payment of default interest, late fees or prepayment/yield maintenance premiums) may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth above) such limitations or unenforceability will not render such

B-1

Mortgage Loan documents invalid as a whole or materially interfere with the mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Insolvency Qualifications”).

Except as set forth in the immediately preceding sentences, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Mortgage Loan documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by the Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Mortgage Loan documents.

4.          Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, nonjudicial foreclosure subject to the limitations set forth in the Insolvency Qualifications.

5.          Hospitality Provisions. The Mortgage Loan documents for each Mortgage Loan that is secured by a hospitality property operated pursuant to a franchise agreement includes an executed comfort letter or similar agreement signed by the Mortgagor and franchisor of such property enforceable by the Trust against such franchisor, either directly or as an assignee of the originator. The Mortgage or related security agreement for each Mortgage Loan secured by a hospitality property creates a security interest in the revenues of such property for which a UCC financing statement has been filed in the appropriate filing office.

6.          Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File or as otherwise provided in the related Mortgage Loan documents (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty, and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of such Mortgaged Property; and (c) neither Mortgagor nor guarantor has been released from its obligations under the Mortgage Loan. The material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty, and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect since September 30, 2015.

7.          Lien; Valid Assignment. Subject to the Insolvency Qualifications, each endorsement and assignment of Mortgage and assignment of Assignment of Leases from the Seller constitutes a legal, valid and binding endorsement or assignment from the Seller. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below)), except as the enforcement thereof

B-2

may be limited by the Insolvency Qualifications. Such Mortgaged Property (subject to Permitted Encumbrances) as of origination was, and as of the Cut-off Date to the Seller’s knowledge, is free and clear of any recorded mechanics’ liens, recorded materialmen’s liens and other recorded encumbrances, and to the Seller’s knowledge and subject to the rights of tenants, no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender’s title insurance policy (as described below). Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on property described therein subject to Permitted Encumbrances, except as such enforcement may be limited by Insolvency Qualifications subject to the limitations described in clause (11) below. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required in order to effect such perfection.

8.          Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a “marked up” commitment, in each case binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage, which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record specifically identified in the Title Policy; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Mortgage Loan documents do not require to be subordinated to the lien of such Mortgage; and (f) if the related Mortgage Loan constitutes a cross-collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Mortgage Loan Group, provided that none of items (a) through (f), individually or in the aggregate, materially interferes with the value, current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the current ability of the related Mortgaged Property to generate net cash flow sufficient to service the related Mortgage Loan or the Mortgagor’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). Except as contemplated by clause (f) of the preceding sentence none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Seller thereunder and no claims have been paid thereunder. Neither the Seller, nor to the Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Each Title Policy contains no exclusion for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such affirmative

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insurance is not available in which case such exclusion may exist), (a) that the Mortgaged Property shown on the survey is the same as the property legally described in the Mortgage, and (b) to the extent that the Mortgaged Property consists of two or more adjoining parcels, such parcels are contiguous.

9.          Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, there are no subordinate mortgages or junior liens encumbering the related Mortgaged Property. The Seller has no knowledge of any mezzanine debt related to the Mortgaged Property and secured directly by the ownership interests in the Mortgagor.

10.        Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Insolvency Qualifications; no person other than the related Mortgagor owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender’s interest therein. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, a receiver to be appointed for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

11.        Financing Statements. Each Mortgage Loan or related security agreement establishes a valid security interest in, and a UCC-1 financing statement has been filed (except, in the case of fixtures, the Mortgage constitutes a fixture filing) in all places necessary to perfect a valid security interest in, the personal property (the creation and perfection of which is governed by the UCC) owned by the Mortgagor and necessary to operate any Mortgaged Property in its current use other than (1) non-material personal property, (2) personal property subject to purchase money security interests and (3) personal property that is leased equipment. Each UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each UCC-3 assignment, if any, filed with respect to such financing statement was in suitable form for filing in the filing office in which such financing statement was filed.

12.        Condition of Property. The Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within four months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date, which indicates that, except as set forth in such engineering report or with respect to which repairs were required to be reserved for or made, all building systems for the improvements of each related Mortgaged Property are in good working order, and further indicates that each related Mortgaged Property (a) is free of any material damage, (b) is in good

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repair and condition, and (c) is free of structural defects, except to the extent (i) any damage or deficiencies that would not materially and adversely affect the use, operation or value of the Mortgaged Property or the security intended to be provided by such Mortgage or repairs with respect to such damage or deficiencies estimated to cost less than $50,000 in the aggregate per Mortgaged Property; (ii) such repairs have been completed; or (iii) escrows in an aggregate amount consistent with the standards utilized by the Seller with respect to similar loans it originates for securitization have been established, which escrows will in all events be in an aggregate amount not less than the estimated cost of such repairs. The Seller has no knowledge of any material issues with the physical condition of the Mortgaged Property that the Seller believes would have a material adverse effect on the use, operation or value of the Mortgaged Property other than those disclosed in the engineering report and those addressed in sub-clauses (i), (ii) and (iii) of the preceding sentence.

13.        Taxes and Assessments. As of the date of origination and as of the Closing Date, all taxes and governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges) due with respect to the Mortgaged Property (excluding any related personal property) securing a Mortgage Loan that is or if left unpaid could become a lien on the related Mortgaged Property that would be of equal or superior priority to the lien of the Mortgage and that became due and delinquent and owing prior to the Cut-off Date with respect to each related Mortgaged Property have been paid, or, if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, real property taxes, governmental assessments and other outstanding governmental charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

14.        Condemnation. As of the date of origination and to the Seller’s knowledge as of the Closing Date, there is no proceeding pending or threatened for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or operation of the Mortgaged Property.

15.        Actions Concerning Mortgage Loan. As of the date of origination and to the Seller’s knowledge as of the Closing Date, there was no pending, filed or threatened action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the use, operation or value of the Mortgaged Property, (f) the principal benefit of the security intended to be provided by the Mortgage Loan documents, (g) the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan, or (h) the current principal use of the Mortgaged Property.

16.        Escrow Deposits. All escrow deposits and payments required pursuant to each Mortgage Loan (including capital improvements and environmental remediation reserves) are in the possession, or under the control, of the Seller or its servicer, and there are no

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deficiencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required under the related Mortgage Loan documents are being conveyed by the Seller to depositor or its servicer and identified as such with appropriate detail. Any and all requirements under the Mortgage Loan as to completion of any material improvements and as to disbursements of any funds escrowed for such purpose, which requirements were to have been complied with on or before Closing Date, have been complied with in all material respects or the funds so escrowed have not been released unless such release was consistent with proper and prudent commercial mortgage servicing practices or such released funds were otherwise used for their intended purpose. No other escrow amounts have been released except in accordance with the terms and conditions of the related Mortgage Loan documents.

17.        No Holdbacks. The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs, occupancy, performance or other matters with respect to the related Mortgaged Property), and any requirements or conditions to disbursements of any loan proceeds held in escrow have been satisfied with respect to any disbursement of any such escrow fund prior to the Cut-off Date.

18.        Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all-risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage Loan documents and having a claims-paying or financial strength rating of at least “A-:VIII” (for a Mortgage Loan with a principal balance below $35 million) and “A:VIII” (for a Mortgage Loan with a principal balance of $35 million or more) from A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” from Standard & Poor’s Ratings Services (collectively the “Insurance Rating Requirements”), in an amount not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Mortgage Loan documents, by business interruption or rental loss insurance which (i) covers a period beginning on the date of loss and continuing until the earlier to occur of restoration of the Mortgaged Property or the expiration of 12 months (or with respect to each Mortgage Loan with a principal balance of $35 million or more, 18 months); (ii) for a Mortgage Loan with a principal balance of $50 million or more contains a 180-day “extended period of indemnity”; and (iii) covers the actual loss sustained (or in certain cases, an amount sufficient to cover the period set forth in (i) above) during restoration.

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If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain insurance in the maximum amount available under the National Flood Insurance Program, plus such additional excess flood coverage in an amount as is generally required by the Seller originating mortgage loans for securitization.

If windstorm and/or windstorm related perils and/or “named storms” are excluded from the primary property damage insurance policy the Mortgaged Property is insured by a separate windstorm insurance policy issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms, in an amount at least equal to 100% of the full insurable value on a replacement cost basis of the Improvements and personalty and fixtures owned by the mortgagor and included in the related Mortgaged Property by an insurer meeting the Insurance Rating Requirements.

The Mortgaged Property is covered, and required to be covered pursuant to the related Mortgage Loan documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including broad-form coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Seller for loans originated for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the PML or equivalent was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the PML or equivalent would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A:VIII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” by Standard & Poor’s Ratings Services in an amount not less than 100% of the PML or the equivalent.

The Mortgage Loan documents require insurance proceeds in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then outstanding principal amount of the related Mortgage Loan, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section required to be paid as of the Cut-off Date have been paid, and such insurance policies name the lender under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the trustee. Each related

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Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the lender to maintain such insurance at the Mortgagor’s cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the lender of termination or cancellation arising because of nonpayment of a premium and at least 30 days prior notice to the lender of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Seller.

19.        Access; Utilities; Separate Tax Lots. Each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has access via an irrevocable easement or irrevocable right of way permitting ingress and egress to/from a public road, (b) is served by or has uninhibited access rights to public or private water and sewer (or well and septic) and all required utilities, all of which are appropriate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax lots are created.

20.        No Encroachments. To the Seller’s knowledge and based solely on surveys obtained in connection with origination and the lender’s Title Policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a “marked up” commitment) obtained in connection with the origination of each Mortgage Loan, (a) all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property, or are insured by applicable provisions of the Title Policy, (b) no improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property, or are insured by applicable provisions of the Title Policy and (c) no improvements encroach upon any easements except for encroachments the removal of which would not materially and adversely affect the value or current use of such Mortgaged Property or are insured by applicable provisions of the Title Policy.

21.        No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by the Seller.

22.        REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified

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mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including buildings and structural components thereof, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan or Whole Loan on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan or Whole Loan on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

23.        Compliance. The terms of the Mortgage Loan documents evidencing such Mortgage Loan, comply in all material respects with all applicable local, state and federal laws and regulations, and the Seller has complied with all material requirements pertaining to the origination of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

24.        Authorized to do Business. To the extent required under applicable law, as of the Closing Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan.

25.        Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related mortgagee, and except in connection with a trustee’s sale after a default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan, no fees are payable to such trustee except for de minimis fees paid.

26.          Local Law Compliance. To the Seller’s knowledge, based solely upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning

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consultant’s report, an endorsement to the related Title Policy, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable laws, zoning ordinances, rules, covenants, and restrictions (collectively “Zoning Regulations”) governing the occupancy, use, and operation of such Mortgaged Property or constitute a legal non-conforming use or structure and any non-conformity with zoning laws constitutes a legal non-conforming use or structure which does not materially and adversely affect the use or operation of such Mortgaged Property. In the event of casualty or destruction, (a) the Mortgaged Property may be restored or repaired to the extent necessary to maintain the use of the structure immediately prior to such casualty or destruction, (b) law and ordinance insurance coverage has been obtained for the Mortgaged Property in amounts customarily required by the Seller for loans originated for securitization that provides coverage for additional costs to rebuild and/or repair the property to current Zoning Regulations, (c) the inability to restore the Mortgaged Property to the full extent of the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of such Mortgaged Property, or (d) title insurance coverage has been obtained for such nonconformity.

27.        Licenses and Permits. Each Mortgagor covenants in the Mortgage Loan documents that it shall keep all material licenses, permits, franchises, certificates of occupancy, consents, and other approvals necessary for the operation of the Mortgaged Property in full force and effect, and to the Seller’s knowledge based upon any of a letter from any government authorities or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization; all such material licenses, permits, franchises, certificates of occupancy, consents, and other approvals are in effect or the failure to obtain or maintain such material licenses, permits, franchises or certificates of occupancy does not materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan. The Mortgage Loan requires the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located and for the Mortgagor and the Mortgaged Property to be in compliance in all material respects with all regulations, zoning and building laws.

28.        Recourse Obligations. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan (a) becomes full recourse to the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that has assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events: (i) if any petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to, or acquiesced in by, the Mortgagor; (ii) Mortgagor or guarantor shall have colluded with other creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) transfers of either the Mortgaged Property or equity interests in Mortgagor made in violation of the Mortgage Loan documents; and (b) contains provisions providing for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that

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has assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages sustained in the case of (i) (A) misapplication, misappropriation or conversion of insurance proceeds or condemnation awards or of rents following an event of default, or (B) any security deposits not delivered to lender upon foreclosure or action in lieu thereof (except to the extent applied in accordance with leases prior to a Mortgage Loan event of default); (ii) the Mortgagor’s fraud or intentional misrepresentation; (iii) willful misconduct by the Mortgagor or guarantor; (iv) breaches of the environmental covenants in the Mortgage Loan documents; or (v) commission of material physical waste at the Mortgaged Property, which may, with respect to this clause (v), in certain instances, be limited to acts or omissions of the related Mortgagor, guarantor, property manager or their affiliates, employees or agents.

29.        Mortgage Releases. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment of not less than a specified percentage at least equal to 115% of the related allocated loan amount of such portion of the Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance defined in paragraph (34) below, (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the mortgagee or servicer can, in accordance with the related Mortgage Loan documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), for any Mortgage Loan originated after December 6, 2010, if the fair market value of the real property constituting such Mortgaged Property after the release is not equal to at least 80% of the principal balance of the Mortgage Loan or Whole Loan outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

In the case of any Mortgage Loan originated after December 6, 2010, in the event of a taking of any portion of a Mortgaged Property by a State or any political subdivision or authority thereof, whether by legal proceeding or by agreement, the Mortgagor can be required to pay down the principal balance of the Mortgage Loan or Whole Loan in an amount not less than the amount required by the REMIC Provisions and, to such extent, may not be required to apply such an amount to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property is not equal to at least 80% of the remaining principal balance of the Mortgage Loan or Whole Loan.

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In the case of any Mortgage Loan originated after December 6, 2010, no such Mortgage Loan that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to a partial condemnation, other than in compliance with the loan-to-value ratio and other requirements of the REMIC Provisions.

30.        Financial Reporting and Rent Rolls. Each Mortgage requires the Mortgagor to provide the owner or holder of the Mortgage with quarterly (other than for single-tenant properties) and annual operating statements, and quarterly (other than for single-tenant properties) rent rolls for properties that have leases contributing more than 5% of the in-place base rent and annual financial statements, which annual financial statements (i) with respect to each Mortgage Loan with more than one Mortgagor are in the form of an annual combined balance sheet of the Mortgagor entities (and no other entities), together with the related combined statements of operations, members’ capital and cash flows, including a combining balance sheet and statement of income for the Mortgaged Properties on a combined basis and (ii) for each Mortgage Loan with an original principal balance greater than $50 million shall be audited by an independent certified public accountant upon the request of the owner or holder of the Mortgage.

31.        Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 (collectively referred to as “TRIA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related special all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) did not, as of the date of origination of the Mortgage Loan, and, to the Seller’s knowledge, do not, as of the Cut-off Date, specifically exclude Acts of Terrorism, as defined in TRIA, from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIA, or damages related thereto, except to the extent that any right to require such coverage may be limited by availability on commercially reasonable terms.

32.        Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due-on-sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage and/or complying with the requirements of the related Mortgage Loan documents (which provide for transfers without the consent of the lender which are customarily acceptable to the Seller lending on the security of property comparable to the related Mortgaged Property, such as transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Mortgage Loan documents), (a) the related Mortgaged Property, or any controlling equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Mortgage Loan

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documents, (iii) transfers of less than a controlling interest in a Mortgagor, (iv) transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Mortgage Loan documents or a Person satisfying specific criteria identified in the related Mortgage Loan documents, (v) transfers of common stock in publicly traded companies, (vi) a substitution or release of collateral within the parameters of paragraphs 29 and 34 in this Exhibit B, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan, or future permitted mezzanine debt or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any companion interest of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) purchase money security interests, (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan or (iv) Permitted Encumbrances. The Mortgage or other Mortgage Loan documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable fees and expenses incurred by the mortgagee relative to such transfer or encumbrance.

33.        Single-Purpose Entity. Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Both the Mortgage Loan documents and the organizational documents of the Mortgagor with respect to each Mortgage Loan with a Cut-off Date Principal Balance in excess of $5 million provide that the Mortgagor is a Single-Purpose Entity, and each Mortgage Loan with a Cut-off Date Principal Balance of $20 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents (or if the Mortgage Loan has a Cut-off Date Principal Balance equal to $5 million or less, its organizational documents or the related Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

34.        Defeasance. With respect to any Mortgage Loan that, pursuant to the Mortgage Loan documents, can be defeased (a “Defeasance”), (i) the Mortgage Loan documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Mortgage Loan documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), the revenues from which will be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on the maturity date (or on or after the first date on which payment may be made without payment of a yield maintenance

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charge or prepayment penalty) or, if the Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the Anticipated Repayment Date, and if the Mortgage Loan permits partial releases of real property in connection with partial defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to 115% of the allocated loan amount for the real property to be released; (iv) the defeasance collateral is not permitted to be subject to prepayment, call, or early redemption; (v) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in (iii) above; (vi) if the Mortgagor would continue to own assets in addition to the defeasance collateral, the portion of the Mortgage Loan secured by defeasance collateral is required to be assumed by a Single-Purpose Entity; (vii) the Mortgagor is required to deliver an opinion of counsel that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (viii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

35.        Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan and situations where default interest is imposed.

36.        Ground Leases. For purposes of this Agreement, a “Ground Lease” shall mean a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a ground leasehold estate in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel or other agreement received from the ground lessor in favor of the Seller, its successors and assigns, the Seller represents and warrants that:

(A)       The ground lease or a memorandum regarding such ground lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The ground lease or an estoppel or other agreement received from the ground lessor permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To the Seller’s knowledge, no material change in the terms of the ground lease had occurred since its recordation, except by any written instruments which are included in the related Mortgage File;

(B)        The lessor under such ground lease has agreed in a writing included in the related Mortgage File (or in such ground lease) that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

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(C)        The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either borrower or the mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);

(D)       The ground lease is not subject to any interests, estates, liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances;

(E)        The ground lease does not place commercially unreasonable restrictions on the identity of the mortgagee and the ground lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder, and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor;

(F)        The Seller has not received any written notice of default under or notice of termination of such ground lease. To the Seller’s knowledge, there is no default under such ground lease and no condition that, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease. Such ground lease is in full force and effect as of the Closing Date;

(G)        The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give to the lender written notice of any default, provides that no notice of default or termination is effective unless such notice is given to the lender, and requires that the ground lessor will supply an estoppel;

(H)       A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings) to cure any default under the ground lease which is curable after the lender’s receipt of notice of any default before the lessor may terminate the ground lease;

(I)         The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Seller in connection with loans originated for securitization;

(J)         Under the terms of the ground lease, an estoppel or other agreement received from the ground lessor and the related Mortgage (taken together), any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than in respect of a total or substantially total loss or taking as addressed in subpart (K)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Mortgage Loan documents) the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

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(K)       In the case of a total or substantial taking or loss, under the terms of the ground lease, an estoppel or other agreement and the related Mortgage (taken together), any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(L)        Provided that the lender cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with lender upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding.

37.        Servicing. The servicing and collection practices used by the Seller in respect of each Mortgage Loan complied in all material respects with all applicable laws and regulations and was in all material respects legal, proper and prudent, in accordance with Seller’s customary commercial mortgage servicing practices.

38.        ARD Loans. Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than five years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan’s interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the excess cash flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all excess cash flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan’s Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

39.        Rent Rolls; Operating Histories. The Seller has obtained a rent roll (the “Certified Rent Roll(s)”) other than with respect to hospitality properties certified by the related Mortgagor or the related guarantor(s) as accurate and complete in all material respects as of a date within 180 days of the date of origination of the related Mortgage Loan. The Seller has obtained operating histories (the “Certified Operating Histories”) with respect to each Mortgaged Property certified by the related Mortgagor or the related guarantor(s) as accurate and complete in all material respects as of a date within 180 days of the date of origination of the related

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Mortgage Loan. The Certified Operating Histories collectively report on operations for a period equal to (a) at least a continuous three-year period or (b) in the event the Mortgaged Property was owned, operated or constructed by the Mortgagor or an affiliate for less than three years then for such shorter period of time, it being understood that for mortgaged properties acquired with the proceeds of a Mortgage Loan, Certified Operating Histories may not have been available.

40.        No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments since origination, and as of the Closing Date, no Mortgage Loan is delinquent (beyond any applicable grace or cure period) in making required payments. To the Seller’s knowledge, there is (a) no, and since origination there has been no, material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Seller in Exhibit C to this Agreement. No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.

41.        Bankruptcy. In respect of each Mortgage Loan, the related Mortgagor is not a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

42.        Organization of Mortgagor. The Seller has obtained an organizational chart or other description of each Mortgagor which identifies all beneficial controlling owners of the Mortgagor (i.e., managing members, general partners or similar controlling person for such Mortgagor) (the “Controlling Owner”) and all owners that hold a 20% or greater direct ownership share (i.e., the “Major Sponsors”). The Seller (1) required questionnaires to be completed by each Controlling Owner and guarantor or performed other processes designed to elicit information from each Controlling Owner and guarantor regarding such Controlling Owner’s or guarantor’s prior history for at least 10 years regarding any bankruptcies or other insolvencies, any felony convictions, and (2) performed or caused to be performed searches of the public records or services such as Lexis/Nexis, or a similar service designed to elicit information about each Controlling Owner, Major Sponsor and guarantor regarding such Controlling Owner’s, Major Sponsor’s or guarantor’s prior history for at least 10 years regarding any bankruptcies or other insolvencies, any felony convictions, and provided, however, that records searches were limited to the last 10 years. ((1) and (2) collectively, the “Sponsor Diligence”). Based solely on the Sponsor Diligence, to the knowledge of the Seller, no Major Sponsor or guarantor (i) was in a state of federal bankruptcy or insolvency proceeding, (ii) had a prior record of having been in a state of federal bankruptcy or insolvency, or (iii) had been convicted of a felony.

43.        Environmental Conditions. At origination, each Mortgagor represented and warranted that to its knowledge no hazardous materials or any other substances or materials which are included under or regulated by environmental laws are located on, or have been

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handled, manufactured, generated, stored, processed, or disposed of on or released or discharged from the Mortgaged Property, except as disclosed by a Phase I environmental assessment (or a Phase II environmental assessment, if applicable) delivered in connection with the origination of the Mortgage Loan or except for those substances commonly used in the operation and maintenance of properties of kind and nature similar to those of the Mortgaged Property in compliance with all environmental laws and in a manner that does not result in contamination of the Mortgaged Property. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not reveal any known circumstance or condition that rendered the Mortgaged Property at the date of the ESA in material noncompliance with applicable environmental laws or the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, hereinafter “Environmental Condition”) or the need for further investigation, or (ii) if any material noncompliance with environmental laws or the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) 125% of the funds reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable environmental laws or the Environmental Condition has been escrowed by the related Mortgagor and is held by the related lender; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint, or lead in drinking water, and the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the Cut-off Date, and, as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as administratively “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy meeting the requirements set forth below that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than A- (or the equivalent) by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and/or Fitch Ratings, Inc.; (E) a party not related to the Mortgagor with assets reasonably estimated to be adequate to effect all necessary remediation was identified as the responsible party for such condition or circumstance; or (F) a party related to the Mortgagor with assets reasonably estimated to be adequate to effect all necessary remediation was identified as the responsible party for such condition or circumstance is required to take action. The ESA will be part of the Servicing File; and to the Seller’s knowledge, except as set forth in the ESA, there is no (i) known circumstance or condition that rendered the Mortgaged Property in material noncompliance with applicable environmental laws, (ii) Environmental Conditions (as such term is defined in ASTM E1527-05 or its successor), or (iii) need for further investigation.

In the case of each Mortgage Loan set forth on Schedule I to this Agreement, (i) such Mortgage Loan is the subject of an environmental insurance policy, issued by the issuer set forth on Schedule I (the “Policy Issuer”) and effective as of the date thereof (the

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“Environmental Insurance Policy”), (ii) as of the Cut-off Date the Environmental Insurance Policy is in full force and effect, there is no deductible and the trustee is a named insured under such policy, (iii)(a) a property condition or engineering report was prepared, if the related Mortgaged Property was constructed prior to 1985, with respect to asbestos-containing materials (“ACM”) and, if the related Mortgaged Property is a multifamily property, with respect to radon gas (“RG”) and lead-based paint (“LBP”), and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security or establish with the mortgagee a reserve in an amount deemed to be sufficient by the Seller, for the remediation of the problem, and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan that should reasonably be expected to mitigate the environmental risk related to the identified LBP, ACM or RG condition, (iv) on the effective date of the Environmental Insurance Policy, the Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a Mortgagor questionnaire that was provided to the Policy Issuer, or (c) an engineering or other report provided to the Policy Issuer, and (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy’s term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

44.        Lease Estoppels. With respect to each Mortgage Loan predominantly secured by a retail, office or industrial property leased to a single tenant, the Seller reviewed such estoppel obtained from such tenant no earlier than 90 days prior to the origination date of the related Mortgage Loan, and to the Seller’s knowledge based solely on the related estoppel certificate, the related lease is in full force and effect or if not in full force and effect the related space was underwritten as vacant, subject to customary reservations of tenant’s rights, such as, without limitation, with respect to common area maintenance (“CAM”) and pass-through audits and verification of landlord’s compliance with co-tenancy provisions. With respect to each Mortgage Loan predominantly secured by a retail, office or industrial property, the Seller has received lease estoppels executed within 90 days of the origination date of the related Mortgage Loan that collectively account for at least 65% of the in-place base rent for the Mortgaged Property or set of cross-collateralized properties that secure a Mortgage Loan that is represented on the Certified Rent Roll. To the Seller’s knowledge, each lease represented on the Certified Rent Roll is in full force and effect, subject to customary reservations of tenant’s rights, such as with respect to CAM and pass-through audits and verification of landlord’s compliance with co-tenancy provisions.

45.        Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Closing Date. The appraisal is signed by an appraiser who is a Member of the Appraisal Institute (“MAI”) and, to the Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the

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appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation.

46.        Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

47.        Cross-Collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any other Mortgage Loan that is outside the Mortgage Pool.

48.       Advance of Funds by the Seller. No advance of funds has been made by the Seller to the related Mortgagor, and no funds have been received from any person other than the related Mortgagor or an affiliate, directly, or, to the knowledge of the Seller, indirectly for, or on account of, payments due on the Mortgage Loan. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the Closing Date.

49.        Compliance with Anti-Money Laundering Laws. The Seller has complied with its internal procedures with respect to all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 in connection with the origination of the Mortgage Loan.

50.        Litigation. Whether or not a Mortgage Loan was originated by the Seller, to the Seller’s knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller’s actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller’s actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

For purposes of these representations and warranties, the phrases “the Seller’s knowledge” or “the Seller’s belief” and other words and phrases of like import shall mean, except where otherwise expressly set forth herein, the actual state of knowledge or belief of the officers and employees of the Seller directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth herein. All information contained in documents which are part of or required to be part of a Servicing File, as specified in the Pooling and Servicing Agreement (to the extent such documents exist or existed), shall be deemed to be within the Seller’s knowledge including but not limited to any written notices from or on behalf of the Mortgagor.

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“Servicing File.” A copy of the Mortgage File and documents and records not otherwise required to be contained in the Mortgage File that (i) relate to the origination and/or servicing and administration of the Mortgage Loans, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loans or for evidencing or enforcing any of the rights of the holder of the Mortgage Loans or holders of interests therein and (iii) are in the possession or under the control of the Seller, provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

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EXHIBIT C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
5	Hilton Suites Chicago Magnificent Mile (Loan No. 1) and Hilton Atlanta Perimeter (Loan No. 12)	(Hospitality Provisions) – The comfort letter obtained in connection with the Mortgaged Property is assignable by the lender to the trustee of a securitization, provided that the lender delivers notice to the franchisors within 30 days from the date of transfer, which notice identifies the name and notice address for the new lender.
9	One Shell Square (Loan No. 9)	(Junior Liens) – There is a mezzanine loan in the amount of $20,000,000, which is currently held by a third party investor. In connection with the mezzanine loan, the Mortgage Loan seller and the mezzanine lender have entered into an intercreditor agreement, a copy of which is included in the Mortgage File.
9	Waterstone Apartments (Loan No. 11)	(Junior Liens) – Future mezzanine debt is permitted upon satisfaction of certain conditions, which include (but are not limited to) the following: (i) a combined LTV Ratio of not greater than 72.0%; (ii) the DSCR for the 12 month period immediately preceding the funding of the mezzanine loan (assuming principal (if any) and interest on the mezzanine loan was payable during such period and calculated based on net operating income for the prior three months annualized) of at least 1.20x; and (iii) the execution of an intercreditor agreement satisfactory to the lender.
9	Colony Village (Loan No. 46) and Brynn Marr Village (Loan No. 50)	(Junior Liens) – In connection with a bona fide sale of the related Mortgaged Property, future mezzanine debt is permitted upon satisfaction of certain conditions, which include (but are not limited to) the following: (i) a combined LTV Ratio of not greater than 75.0%; (ii) a combined DSCR of at least 1.20x; and (iii) the execution of an intercreditor agreement satisfactory to the lender.
18	Civic Opera Building (Loan No. 2)	(Insurance) – The Mortgage Loan documents permit insurance coverage through a syndicate of insurers, provided that if such syndicate consists of five (5) or more members, (A) at least sixty percent (60%) of the insurance coverage (or seventy-five percent (75%) if such syndicate consists of four

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Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception

(4) or fewer members) is provided by insurance companies with a rating of “A:X” or better by Best’s Insurance Reports and “A” or better by S&P, and (B) the remaining forty percent (40%) of the insurance coverage (or the remaining twenty-five percent (25%) if such syndicate consists of four (4) or fewer members) shall be provided by insurance companies having a claims paying ability rating of “BBB” or better by S&P.

The related Mortgagor may maintain all-risk insurance with a deductible that does not exceed $50,000. The amount of this deductible may be considered higher than customary.

The Mortgage Loan documents require the property insurance policy to be in an amount equal to the greater of (i) $245,780,000 and (ii) the outstanding principal balance of the Mortgage Loan and the related Pari Passu Companion Loan, in each case with a replacement cost endorsement.

18	U-Haul Portfolio (Loan No. 5)

(Insurance) – The related Mortgagor may maintain property all-risk insurance with a deductible that does not exceed (i) five percent (5%) of the insured value for windstorm and earthquake coverage, with minimums of $250,000 and $500,000, respectively, and (ii) $250,000 for all other such coverage. The amounts of these deductibles may be considered higher than customary.

If the related guarantor maintains net equity of not less than $250,000,000 as reflected in its most recent audited financial statements, the Mortgagor may self-insure the commercial general liability requirement in the Mortgage Loan documents and elect to provide the umbrella liability coverage, provided that the self-insured retention does not exceed $5,000,000. To the extent the net equity of the guarantor drops below such amount, then the Mortgagor is required to obtain insurance coverage as required by the Mortgage Loan documents.

The Mortgage Loan documents permit insurance through a syndicate of insurers, provided that at least seventy-five percent (75%) of the coverage (if there are four (4) or fewer members of the syndicate) or at least sixty percent (60%) of the coverage (if there are five (5) or more members of the syndicate) is with carriers having a claims paying ability rating of “A” or better by S&P and the equivalent ratings from Moody’s and Fitch, and the balance of the coverage is,

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Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
in each case, provided by insurers with a claims paying ability rating of “BBB” or better by S&P and the equivalent ratings from Moody’s and Fitch. The Mortgage Loan documents allow for Ironshore Insurance Ltd., Starr Insurance & Reinsurance Limited and Hamilton Re, Ltd as permitted insurers for the current umbrella liability insurance policy despite not being rated by S&P, and the Mortgage Loan documents require that Mortgagor replace those insurers with companies meeting the requirements of the Mortgage Loan documents upon renewal of the policies or upon having their ratings downgraded or withdrawn.
18	First National Building (Loan No. 7)	(Insurance) – The threshold at or above which lender has the right to hold and disburse insurance proceeds in respect of a property loss is $3,000,000, rather than five percent (5%) of the then outstanding principal amount of the Mortgage Loan.
18	One Shell Square (Loan No. 9)	(Insurance) – The Mortgage Loan documents permit insurance coverage through a syndicate of insurers, provided that if such syndicate consists of five (5) or more members, (A) at least sixty percent (60%) of the insurance coverage (or seventy-five percent (75%) if such syndicate consists of four (4) or fewer members) is provided by insurance companies with a claims paying ability rating of “A” or better by S&P, and (B) the remaining forty percent (40%) of the insurance coverage (or the remaining twenty-five percent (25%) if such syndicate consists of four (4) or fewer members) shall be provided by insurance companies having a claims paying ability rating of “BBB” or better by S&P.
18	Waterstone Apartments (Loan No. 11)	(Insurance) – The Mortgage Loan documents permit insurance coverage through a syndicate of insurers, provided that if such syndicate consists of five (5) or more members, (A) at least sixty percent (60%) of the insurance coverage (or seventy-five percent (75%) if such syndicate consists of four (4) or fewer members) is provided by insurance companies with a claims paying ability rating of “A-” or better by S&P, and (B) the remaining forty percent (40%) of the insurance coverage (or the remaining twenty-five percent (25%) if such syndicate consists of four (4) or fewer members) shall be provided by insurance companies having a claims paying ability rating of “BBB” or better by S&P.

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Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
18	Brunswick Portfolio (Loan No. 16)

(Insurance) – The Mortgage Loan documents allow for a commercial general liability policy with a combined limit of $1,500,000 in the aggregate and $500,000 per occurrence.

The Mortgage Loan documents allow for the tenants under the master lease to satisfy the requirements of the Mortgagors with respect to insurance coverage, provided that the tenants maintain coverage which meets the requirements of the Mortgage Loan documents, except that the tenants may maintain property and casualty insurance with a deductible of $250,000, commercial general liability insurance with a deductible or self-insured retention of $500,000 and a flood insurance deductible of up to 5%, subject to a $1,000,000 minimum. The amount of these deductibles may be considered higher than customary.

18	North Miami Business Park (Loan No. 20)	(Insurance) – The threshold at or above which lender has the right to hold and disburse insurance proceeds in respect of a property loss is $750,000, rather than five percent (5%) of the then outstanding principal amount of the Mortgage Loan.
26	Civic Opera Building (Loan No. 2)	(Local Law Compliance) – The zoning report obtained at origination identified certain open code violations related to the building’s elevators. At origination of the Mortgage Loan, the Mortgagor was required to escrow $369,695 into a reserve for elevator repairs and maintenance, and the Mortgagor is required to escrow $61,616 into such reserve on a monthly basis until the payment date in February 2019. The Mortgage Loan agreement also contains a non-recourse carve-out for any losses related to the open code violations identified in the zoning report.
26	U-Haul Portfolio (Loan No. 5)	(Local Law Compliance) – 45 of the Mortgaged Properties are legal non-conforming as to the use of the Mortgaged Property.
26	First National Building (Loan No. 7)	(Local Law Compliance) – The Mortgage Loan agreement contains a schedule with certain building code violations including, without limitation, the fire safety system, plumbing, lighting system and electrical system. The Mortgage Loan documents require that Mortgagor deliver a verification from the city of Detroit confirming that the violations have been cured within one (1) year of the origination date, which date will be extended for a period of

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Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
180 days if Mortgagor is diligently pursuing remediation. The Mortgage Loan agreement also contains a non-recourse carve-out for any losses related to the open code violations identified at closing of the Mortgage Loan.
26	North Miami Business Park (Loan No. 20)	(Local Law Compliance) – The zoning report obtained at origination identified an open code violation for missing certificate of use for one of the tenants. The Mortgage Loan documents require Mortgagor to deliver to the lender an updated zoning report or such other evidence reasonably satisfactory to the lender that a certificate of use has been obtained for the space at the Mortgaged Property demised to the related tenant within ninety (90) days after the origination date of the Mortgage Loan, which period may be extended by another thirty (30) days if Mortgagor has not received such certificate of use and is diligently working to obtain such certificate of use.
26	Brynn Marr Village (Loan No. 50)	(Local Law Compliance) – The zoning report obtained at origination indicates that the Mortgaged Property is legal non-conforming as to use, as the Mortgaged Property is a multifamily property in an area zoned for low density residential purposes. In the event there is a casualty of 50% or more of the fair market value or the assessed value of the Mortgaged Property (whichever is lower), Mortgagor would be required to rebuild the Mortgaged Property in compliance with the current zoning ordinances. Laws and ordinances coverage was obtained in connection with the Mortgage Loan.
28	All JPMCB Mortgage Loans except Hilton Suites Chicago Magnificent Mile (Loan No. 1), Civic Opera Building (Loan No. 2), First National Building (Loan No. 7), Hilton Atlanta Perimeter (Loan No. 12), Brunswick Portfolio (Loan No. 16) and New Center One Building (Loan No. 17)	(Recourse Obligations) – The carve-out for misapplication, misappropriation or conversion of rents, insurance proceeds or condemnation awards does not include misappropriation.
28	Hilton Suites Chicago Magnificent Mile (Loan	(Recourse Obligations) – The obligations and liabilities of the related Mortgagor and guarantor with respect to

C-5

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
No. 1) and Hilton Atlanta Perimeter (Loan No. 12)

environmental issues will terminate and be of no further force and effect commencing two (2) years after payment in full of the related Mortgage Loan, provided that on or after the date of repayment, Mortgagor delivers to the lender a Phase I environmental report reasonably acceptable to the lender reflecting that the Mortgaged Property is free from hazardous substances that violate environmental laws.

The carve-out for waste is limited to intentional material waste and to the extent there is sufficient cash flow from operations at the related Mortgaged Property that is made available to Mortgagor.

The carve-out for misapplication, misappropriation or conversion of rents, insurance proceeds or condemnation awards does not include misapplication.

28	Civic Opera Building (Loan No. 2)

(Recourse Obligations) – The obligations and liabilities of the related Mortgagor and guarantor with respect to environmental issues will terminate and be of no further force and effect with respect to events or actions arising thirteen (13) months after payment in full of the related Mortgage Loan, provided the related Mortgagor delivers an acceptable Phase I or Phase II environmental assessment within 90 days of the proposed release date.

The carve-out for waste is limited to intentional material waste and to the extent there is sufficient cash flow from operations at the related Mortgaged Property (unless the cash flow is insufficient due to intentional misappropriation or conversion of revenues).

The carve-out for misapplication, misappropriation or conversion of rents, insurance proceeds or condemnation awards does not include misapplication.

28	First National Building (Loan No. 7)

(Recourse Obligations) – The obligations and liabilities of Mortgagor and the guarantor with respect to environmental issues will terminate and be of no further force and effect with respect to any unasserted claim starting two (2) years after payment in full of the Mortgage Loan when all of the following conditions are satisfied in full: (i) the Mortgage Loan is paid in full on or prior to the maturity date and the indemnitee has not foreclosed or otherwise taken possession of the Mortgaged Property, (ii) there has been no material change, between the date of the origination of the Mortgage

C-6

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception

Loan and the date the Mortgage Loan is paid in full, in any environmental law, the effect of which change would make a lender or mortgagee liable in respect to any matter for which the indemnified parties are entitled to indemnification pursuant to the related Mortgage Loan documents, notwithstanding the fact that the related Mortgage Loan is paid in full, (iii) the indemnitee receives, at Mortgagor’s and guarantor’s expense (x) a current Phase I environmental site assessment with respect to the Property (and a follow up Phase II environmental assessment report if required by the Phase I) and such other information or investigations as the indemnitee may require in its reasonable discretion which concludes that there is no violation of any environmental law or contamination by hazardous substances with respect to the Mortgaged Property (other than the requirement that Mortgagor maintain an asbestos operations and maintenance plan at the Mortgaged Property) (it being agreed that the consultant that prepared the environmental report(s) as of the origination date shall be deemed acceptable to the indemnitee, and (y) if such reports conclude that there is a violation of an environmental law or contamination by hazardous substances with respect to the Mortgaged Property that was not originally identified in the environmental report(s), in which case, the release of liability above shall not apply to such environmental issues until (A) two (2) years have passed since the date that Mortgagor first delivered the foregoing reports, and (B) Mortgagor then delivers to the indemnitee (at Mortgagor’s or guarantor’s expense) a then current Phase I environmental site assessment with respect to the Property (and a follow up Phase II environmental assessment report if required by the Phase I) which concludes that there is no violation of any environmental law or contamination by hazardous substances with respect to the Mortgaged Property that were not originally identified in the foregoing environmental report(s) (and all of the other requirements of this provision are satisfied).

The carve-out for intentional misrepresentation excludes any misrepresentations or omissions where the lender had a reasonable basis to suspect that an agent or representative was not authorized to provide such information.

The carve-out for material physical waste excludes the

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Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception

failure to maintain the Mortgaged Property due to insufficient cash flow from the Mortgaged Property.

The carve-out for misapplication, misappropriation or conversion of rents, insurance proceeds or condemnation awards is limited to misapplication, misappropriation or conversion in violation of the Mortgage Loan documents or applicable legal requirements. In addition, with respect to rents, a misapplication, conversion or misappropriation will be limited to (i) Mortgagor’s or its representative’s failure to deposit any rents received into the lockbox account or (ii) Mortgagor’s failure to apply any funds which are disbursed to Mortgagor for a specified purpose (such as the payment of approved operating expenses) following the occurrence and during the continuance of a cash sweep period.

28	New Center One Building (Loan No. 17)

(Recourse Obligations) – The obligations and liabilities of the related Mortgagor and guarantor with respect to environmental issues will terminate and be of no further force and effect with respect to any unasserted claim starting twenty-four (24) months after the payment in full of the related Mortgage Loan, provided (i) the Mortgage Loan is paid in full on or prior to the maturity date and the indemnitee has not foreclosed or otherwise taken possession of the Mortgaged Property, (ii) there has been no material change, between the date of the origination of the Mortgage Loan and the date the Mortgage Loan is paid in full, in any environmental law, the effect of which change would make a lender or mortgagee liable in respect to any matter for which the indemnified parties are entitled to indemnification pursuant to the related Mortgage Loan documents, notwithstanding the fact that the related Mortgage Loan is paid in full; and (iii) the indemnitee receives, at Mortgagor’s and guarantor’s expense, an updated environmental report dated within sixty (60) days of the requested release date showing, to the reasonable satisfaction of the indemnitee, that there exists no matter for which the indemnified parties are entitled to indemnification pursuant to the related Mortgage Loan documents.

The carve-out for intentional misrepresentations is limited to intentional material misrepresentations.

The carve-out for waste is limited to material physical waste arising from the intentional acts or omissions of Mortgagor,

C-8

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception

the guarantor and their affiliates, and to the extent there is sufficient cash flow from operations at the related Mortgaged Property to prevent such waste (unless cash flow is insufficient due to intentional misappropriation or conversion of revenues by Mortgagor, the guarantor or their affiliates).

The carve-out for misapplication, misappropriation or conversion of rents, insurance proceeds or condemnation awards does not include conversion of such amounts. In addition, to the extent that any rents are applied to the payment of actual and reasonable operating, maintenance or repair expenses of the Mortgaged Property as they become due and payable, such rents will not be deemed to be misapplied or misappropriated.

The carve-out for consenting to or otherwise acquiescing or joining in any involuntary bankruptcy proceeding excludes any actions that may be required to comply with Rule 9011 of the Federal Rules of Bankruptcy Procedure.

The carve-out for transfers excludes any violation as a result of the failure to deliver any required notice for any transfer for which the lender’s consent is not required.

The carve-out for transfers excludes space leases intended for actual occupancy by a tenant as well as any breach of the transfer provisions as the result of the failure to provide a required notice to the lender.

The carve-out for involuntary bankruptcy filings provides that any non-payment of obligations is not deemed to be “solicitation” of an involuntary bankruptcy proceeding, nor are communications (in and of themselves without evidence of solicitation to cause an involuntary bankruptcy filing) with any person or entity that becomes a creditor in an involuntary bankruptcy proceeding deemed to be “solicitation”.

28	The Park at Veneto (Loan No. 15) and The Park at Murano (Loan No. 21)	(Recourse Obligations) – The carve-out for transfers excludes any utility or similar easement or encumbrance granted by Mortgagor in the ordinary course of business and necessary for the operation of, or the provision of services to, the Mortgaged Property.

C-9

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
28	Brunswick Portfolio (Loan No. 16)

(Recourse Obligations) – The carve-out for material physical waste is limited to intentional waste caused or suffered by the Mortgagors.

The carve-out for misapplication, misappropriation or conversion of rents, insurance proceeds or condemnation awards contains a notice and cure period for misapplication of such amounts.

The obligations and liabilities of the related Mortgagor and guarantor with respect to environmental issues will terminate and be of no further force and effect starting two years after the payment in full of the related Mortgage Loan, provided that at the time of such payment, the Mortgagor delivers to the lender, at the Mortgagor’s and guarantor’s sole cost and expense, a Phase I environmental report with respect to each individual Mortgaged Property, which report is from an environmental consultant reasonably acceptable to the lender and the Rating Agencies, which updated environmental report discloses, as of the date of such repayment, no actual or threatened (A) non-compliance with or violation of applicable environmental laws (or permits issued pursuant to environmental laws) in connection with any individual Mortgaged Property or its operations, (B) environmental liens encumbering any individual Mortgaged Property, (C) administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in the indemnity agreement or (D) presence or release of hazardous substances in, on, above, or under any individual Mortgaged Property that has not been fully remediated in accordance with all applicable laws.

28	Langhorne Shopping Center (Loan No. 22)	(Recourse Obligations) – The carve-out for material physical waste is limited to the extent there is sufficient cash flow from the Mortgaged Property made available to Mortgagor to prevent it.

C-10

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
28	780 Dedham Street (Loan No. 43)	(Recourse Obligations) – The obligations and liabilities of the related Mortgagor and guarantor with respect to environmental issues will terminate and be of no further force and effect starting two years after the payment in full of the related Mortgage Loan, provided that at the time of such payment, the Mortgagor delivers to the lender, at Mortgagor’s and guarantor’s sole cost and expense, a Phase I environmental report with respect to the Mortgaged Property, which report is from an environmental consultant reasonably acceptable to the lender and the Rating Agencies, which environmental report discloses, as of the date of such repayment, no actual or threatened (A) non-compliance with or violation of applicable environmental laws (or permits issued pursuant to environmental laws) in connection with the Mortgaged Property or its operations, (B) environmental liens encumbering the Mortgaged Property, (C) administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in the indemnity agreement or (D) presence or release of hazardous substances in, on, above, or under the Mortgaged Property that has not been fully remediated in accordance with all applicable laws.
29	Langhorne Shopping Center (Loan No. 22)	(Mortgage Releases) – The Mortgagor may release an unimproved outparcel (which only includes some of the parking area) in accordance with the Mortgage Loan documents without the prepayment of any portion of the Mortgage Loan or any premium, upon satisfaction of REMIC requirements. The related appraisal provided a value of $650,000 for the outparcel, which is not included in the appraised value for the Mortgaged Property.
30	Brunswick Portfolio (Loan No. 16)	(Financial Reporting and Rent Rolls) – The Mortgage Loan documents provide that so long as the financial position, assets, liabilities, net worth and operating results of the Mortgagors are listed in the consolidated financial statements of the related guarantor, the Mortgagor’s annual financial statements are not required to be audited, but they must be accountant reviewed.

C-11

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
31	Civic Opera Building (Loan No. 2)	(Acts of Terrorism Exclusion) – If the all risk special form casualty insurance policy contains an exclusion for terrorism coverage, the Mortgagor must obtain and maintain a separate terrorism insurance policy with coverage amounts and for periods required by the related Mortgage Loan documents; provided, however, the Mortgagor will not be required to pay more than two (2) times the cost of then current stand-alone property all risk insurance to obtain such coverage. If the capped amount is not sufficient to purchase the amount of coverage required by the related Mortgage Loan documents, then the Mortgagor must purchase the amount of coverage that is available for the capped premium.
31	U-Haul Portfolio (Loan No. 5)	(Financial Reporting and Rent Rolls) – The Mortgage Loan documents provide that so long as there is no event of default continuing, the Mortgagor is not required to provide audited annual financial statements.
31	Waterstone Apartments (Loan No. 11)	(Acts of Terrorism Exclusion) – If the Terrorism Risk Insurance Program Reauthorization Act of 2007 or a similar statute is not in effect, the Mortgagor is not required to pay more than two (2) times the cost of then current property all risk insurance and business interruption/rent loss insurance on a stand-alone basis (excluding the terrorism components of such policies) to obtain such coverage. If the capped amount is not sufficient to purchase the amount of coverage required by the related Mortgage Loan documents, then the Mortgagor must purchase the amount of coverage that is available for the capped premium.
33	U-Haul Portfolio (Loan No. 5)	(Single Purpose Entity) – The Mortgage Loan documents provide that the revenues from the Mortgaged Properties may be commingled with revenue from affiliates of the Mortgagor so long as the revenue from the Mortgaged Properties (i) may be identified and segregated, and (ii) is deposited into the clearing account as required by the Mortgage Loan documents. In addition, two of the Mortgagors each previously owned a property which is not part of the collateral and which was conveyed to another affiliate of the Mortgage Loan sponsor at or prior to the origination date.

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Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
33	The Park at Veneto (Loan No. 15)	(Single Purpose Entity) – No non-consolidation opinion was required at origination of the Mortgage Loan.
36	Market Square at Montrose (Loan No. 49)

(Ground Leases) – The ground lease does not expressly provide that it may not be terminated without the consent of the lender, subject, however, to the lender’s cure rights. At origination of the Mortgage Loan, the ground lessor executed an estoppel providing that it will enter into a new lease with the lender in the event of any termination or any rejection of the ground lease in bankruptcy.

The current term of the ground lease expires in October 2027, which is not more than 20 years beyond the stated maturity date. The Mortgagor has an option to extend the lease until October 2067, which is more than 20 years beyond the stated maturity date, but the lender does not have express rights to exercise such options. However, the lender is entitled to a new lease in the event the Mortgagor fails to exercise the extension options. In addition, the lender is holding an extension letter in escrow and, upon the occurrence and continuance of an event of default under the Mortgage Loan documents and the Mortgagor’s subsequent failure to exercise the extension option, may send such letter.

In the event of a substantial or total casualty during the last two (2) years of the ground lease term, the Mortgagor may terminate the lease and any proceeds will be applied to remove and raze the improvements at the Mortgaged Property, pave over the Mortgaged Property, and then to pay off the Mortgage Loan, in that order. However, the Mortgage Loan matures two (2) years prior to the expiration of the ground lease and the ground lessor agreed in an estoppel related to the Mortgage Loan not to accept a termination of the ground lease following an event of casualty during the last two (2) years of the term without the prior written consent of the lender.

42	U-Haul Portfolio (Loan No. 5)	(Organization of Mortgagor) – The related sponsor and guarantor, AMERCO filed for Chapter 11 bankruptcy protection in 2003 after it failed to obtain refinancing for $866 million of debt. The company emerged from bankruptcy approximately nine (9) months after filing the petition. The Mortgagor and the Mortgaged Property were not included in the bankruptcy filing.

C-13

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
43	U-Haul Portfolio (Loan No. 5)	(Environmental Conditions) – The environmental assessments obtained for a number of locations indicated recognized, historical and controlled environmental conditions. The Mortgagors were not required to reserve any funds for these conditions, but the Mortgagors maintain a blanket environmental insurance policy that covers each of the Mortgaged Properties. The Mortgagors also obtained an additional environmental insurance policy with an individual limit of $1,000,000 and an aggregate limit of $25,000,000. The additional policy has a ten (10)-year term with a thirty (30)-day tail with a deductible of $100,000. See “Description of the Mortgage Pool – Mortgaged Property Considerations – Environmental Considerations” in the Free Writing Prospectus for additional information.

C-14

EXHIBIT D

FORM OF OFFICER’S CERTIFICATE

I, [______], a duly appointed, qualified and acting [______] of JPMorgan Chase Bank, National Association (the “Company”), hereby certify as follows:

1.	I have examined the Mortgage Loan Purchase Agreement, dated as of October 29, 2015 (the “Agreement”), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and to the best of my knowledge after due inquiry, all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

2.	To the best of my knowledge after due inquiry, the Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

3.	I have examined the information regarding the Mortgage Loans in the Free Writing Prospectus Loan Detail (as defined in the Indemnification Agreement), and the other Time of Sale Information (as defined in the Indemnification Agreement), relating to the offering of the Certificates, and nothing has come to my attention that would lead me to believe that the Free Writing Prospectus Loan Detail, when read in conjunction with the other Time of Sale Information, as of the Time of Sale (as defined in the Indemnification Agreement) or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans, the related borrowers, the related mortgaged properties and/or the Seller or in the case of the Free Writing Prospectus Loan Detail, when read in conjunction with the other Time of Sale Information, omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, the related borrowers, the related mortgaged properties and/or the Seller, in the light of the circumstances under which they were made, not misleading.

4.	I have examined the information regarding the Mortgage Loans in the Prospectus Supplement Loan Detail (as defined in the Indemnification Agreement) relating to the offering of the Certificates, and nothing has come to my attention that would lead me to believe that the Prospectus Supplement Loan Detail, as of the date of the Prospectus or the Final Private Placement Memorandum (as defined in the Indemnification Agreement), or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans, the related borrowers, the related mortgaged properties and/or the Seller or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, the related borrowers, the related mortgaged properties and/or the Seller, in the light of the circumstances under which they were made, not misleading.

Capitalized terms used herein without definition have the meanings given them in the Agreement.

D-1

IN WITNESS WHEREOF, I have signed my name this 29th day of October 2015.

By:
Name: Title:

D-2